THE
PENN
DISTRICT

VORNADO
REALTY TRUST

SUPPLEMENTAL OPERATING AND FINANCIAL DATA

For the Quarter Ended September 30, 2023

Certain statements contained herein constitute forward-looking statements as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are not guarantees of performance. They represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Our future results, financial condition and business may differ materially from those expressed in these forward-looking statements. You can find many of these statements by looking for words such as "approximates," "believes," "expects," "anticipates," "estimates," "intends," "plans," "would," "may" or other similar expressions in this supplemental package. We also note the following forward-looking statements: in the case of our development and redevelopment projects, the estimated completion date, estimated project cost, projected incremental cash yield, stabilization date and cost to complete; estimates of future capital expenditures, dividends to common and preferred shareholders and operating partnership distributions, including the form of any 2023 dividend payments, and the amount and form of potential share repurchases and/or asset sales. Many of the factors that will determine the outcome of these and our other forward-looking statements are beyond our ability to control or predict. Currently, some of the factors are the impacts of the increase in interest rates and inflation on our business, financial condition, results of operations, cash flows, operating performance and the effect that these factors have had and may continue to have on our tenants, the global, national, regional and local economies and financial markets and the real estate market in general. For further discussion of factors that could materially affect the outcome of our forward-looking statements, see "Item 1A. Risk Factors" in Part I of our Annual Report on Form 10-K for the year ended December 31, 2022. For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date of this supplemental package. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances occurring after the date of this supplemental package. This supplemental package includes certain non-GAAP financial measures, which are accompanied by what Vornado Realty Trust and subsidiaries (the "Company") considers the most directly comparable financial measures calculated and presented in accordance with accounting principles generally accepted in the United States of America ("GAAP"). These include Funds From Operations ("FFO"), Funds Available for Distribution ("FAD"), Net Operating Income ("NOI") and Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate ("EBITDAre"). Quantitative reconciliations of the differences between the most directly comparable GAAP financial measures and the non-GAAP financial measures presented are provided within this supplemental package. Definitions of these non-GAAP financial measures and statements of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company's financial condition and results of operations, and, if applicable, the purposes for which management uses the measures, can be found in the Definitions section of this supplemental package on page i in the Appendix.
This supplemental package should be read in conjunction with the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2023 and the Company’s Supplemental Fixed Income Data package for the quarter ended September 30, 2023, both of which can be accessed at the Company’s website www.vno.com.

BUSINESS DEVELOPMENTS
Sunset Pier 94 Studios Joint Venture
On August 28, 2023, we, together with Hudson Pacific Properties and Blackstone Inc., formed a joint venture (“Pier 94 JV”) to develop a 266,000 square foot purpose-built studio campus at Pier 94 in Manhattan (“Sunset Pier 94 Studios”). In connection therewith:
•We contributed our Pier 94 leasehold interest to the joint venture in exchange for a 49.9% common equity interest and an initial capital account of $47,944,000, comprised of (i) the $40,000,000 value of our Pier 94 leasehold interest contribution and (ii) a $7,944,000 credit for pre-development costs incurred. Hudson Pacific Properties (“HPP”) and Blackstone Inc. (together, “HPP/BX”) received an aggregate 50.1% common equity interest in Pier 94 JV and an initial capital account of $22,976,000 in exchange for (i) a $15,000,000 cash contribution upon the joint venture’s formation and (ii) a $7,976,000 credit for pre-development costs incurred. HPP/BX will fund 100% of cash contributions until such time that its capital account is equal to Vornado’s, after which equity will be funded in accordance with each partner’s respective ownership interest.
•The lease of Pier 94 with the City of New York was amended and restated to allow for the contribution to Pier 94 JV and to remove Pier 92 from the lease’s demised premises. The amended and restated lease expires in 2060 with five 10-year renewal options.
•Pier 94 JV closed on a $183,200,000 construction loan facility ($100,000 outstanding as of September 30, 2023) which bears interest at SOFR plus 4.75% and matures in September 2025, with one one-year as-of-right extension option and two one-year extension options subject to certain conditions. VRLP and the other partners provided a joint and several completion guarantee.
The development cost of the project is estimated to be $350,000,000, which will be funded with $183,200,000 of construction financing (described above) and $166,800,000 of equity contributions. Our share of equity contributions will be funded by (i) our $40,000,000 Pier 94 leasehold interest contribution and (ii) $34,000,000 of cash contributions, which are net of an estimated $9,000,000 for our share of development fees and reimbursement for overhead costs incurred by us.
Upon contribution of the Pier 94 leasehold, we recognized a $35,968,000 net gain primarily due to the step-up of our retained investment in the leasehold interest to fair value. The net gain was included in “net gains on disposition of wholly owned and partially owned assets” on our consolidated statements of income for the three and nine months ended September 30, 2023.
Dividends/Share Repurchase Program
On April 26, 2023, we announced the postponement of dividends on our common shares until the end of 2023, at which time, upon finalization of our 2023 taxable income, including the impact of asset sales, we will pay the 2023 dividend in either (i) cash, or (ii) a combination of cash and securities, as determined by our Board of Trustees. Cash retained from dividends or from asset sales will be used to reduce debt and/or to fund the share repurchase program discussed below.
We also announced that our Board of Trustees has authorized the repurchase of up to $200,000,000 of our outstanding common shares under a newly established share repurchase program.
During the three months ended September 30, 2023, we repurchased 302,200 common shares for $5,927,000 at an average price per share of $19.61. In total, we have repurchased 2,024,495 common shares under the program at an average price per share of $14.40. As of September 30, 2023, $170,857,000 remained available and authorized for repurchases.

BUSINESS DEVELOPMENTS
350 Park Avenue
On January 24, 2023, we and the Rudin family (“Rudin”) completed agreements with Citadel Enterprise Americas LLC (“Citadel”) and with an affiliate of Kenneth C. Griffin, Citadel’s Founder and CEO (“KG”), for a series of transactions relating to 350 Park Avenue and 40 East 52nd Street.
Pursuant to the agreements, Citadel master leases 350 Park Avenue, a 585,000 square foot Manhattan office building, on an “as is” basis for ten years, with an initial annual net rent of $36,000,000. Per the terms of the lease, no tenant allowance or free rent was provided. Citadel has also master leased Rudin’s adjacent property at 40 East 52nd Street (390,000 square feet).
In addition, we entered into a joint venture with Rudin (the “Vornado/Rudin JV”) which was formed to purchase 39 East 51st Street. Upon formation of the KG joint venture described below, 39 East 51st Street will be combined with 350 Park Avenue and 40 East 52nd Street to create a premier development site (collectively, the “Site”). On June 20, 2023, the Vornado/Rudin JV completed the purchase of 39 East 51st Street for $40,000,000, which was funded on a 50/50 basis by Vornado and Rudin.
From October 2024 to June 2030, KG will have the option to either:
•acquire a 60% interest in a joint venture with the Vornado/Rudin JV that would value the Site at $1.2 billion ($900,000,000 to Vornado and $300,000,000 to Rudin) and build a new 1,700,000 square foot office tower (the “Project”) pursuant to East Midtown Subdistrict zoning with the Vornado/Rudin JV as developer. KG would own 60% of the joint venture and the Vornado/Rudin JV would own 40% (with Vornado owning 36% and Rudin owning 4% of the joint venture along with a $250,000,000 preferred equity interest in the Vornado/Rudin JV).
◦at the joint venture formation, Citadel or its affiliates will execute a pre-negotiated 15-year anchor lease with renewal options for approximately 850,000 square feet (with expansion and contraction rights) at the Project for its primary office in New York City;
◦the rent for Citadel’s space will be determined by a formula based on a percentage return (that adjusts based on the actual cost of capital) on the total Project cost;
◦the master leases will terminate at the scheduled commencement of demolition;
•or, exercise an option to purchase the Site for $1.4 billion ($1.085 billion to Vornado and $315,000,000 to Rudin), in which case the Vornado/Rudin JV would not participate in the new development.
Further, the Vornado/Rudin JV will have the option from October 2024 to September 2030 to put the Site to KG for $1.2 billion ($900,000,000 to Vornado and $300,000,000 to Rudin). For ten years following any put option closing, unless the put option is exercised in response to KG’s request to form the joint venture or KG makes a $200,000,000 termination payment, the Vornado/Rudin JV will have the right to invest in a joint venture with KG on the terms described above if KG proceeds with development of the Site.
Dispositions
Alexander's, Inc. ("Alexander's")
On May 19, 2023, Alexander's completed the sale of the Rego Park III land parcel, located in Queens, New York, for $71,060,000, inclusive of consideration for Brownfield tax benefits and reimbursement of costs for plans, specifications and improvements to date. As a result of the sale, we recognized our $16,396,000 share of the net gain and received a $711,000 sales commission from Alexander’s, of which $250,000 was paid to a third-party broker.
The Armory Show
On July 3, 2023, we completed the sale of The Armory Show, located in New York, for $24,410,000, subject to certain post-closing adjustments, and realized net proceeds of $22,489,000. In connection with the sale, we recognized a net gain of $20,181,000 which is included in “net gains on disposition of wholly owned and partially owned assets” on our consolidated statements of income.
Manhattan Retail Properties Sale
On August 10, 2023, we completed the sale of four Manhattan retail properties located at 510 Fifth Avenue, 148–150 Spring Street, 443 Broadway and 692 Broadway for $100,000,000 and realized net proceeds of $95,450,000. In connection with the sale, we recognized an impairment loss of $625,000 which is included in “transaction related costs and other” on our consolidated statements of income.

BUSINESS DEVELOPMENTS
Financing Activity
150 West 34th Street
On January 9, 2023, our $105,000,000 participation in the $205,000,000 mortgage loan on 150 West 34th Street was repaid, which reduced “other assets” and “mortgages payable, net” on our consolidated balance sheets by $105,000,000.
On October 4, 2023, we completed a $75,000,000 refinancing of 150 West 34th Street, of which $25,000,000 is recourse to the Operating Partnership. The interest-only loan bears a rate of SOFR plus 2.15% and matures in February 2025, with three one-year as-of-right extension options and an additional one-year extension option available subject to satisfying a loan-to-value test. The interest rate on the loan is subject to an interest rate cap arrangement with a SOFR strike rate of 5.00%, which matures in February 2026. The loan replaces the previous $100,000,000 loan, which bore interest at SOFR plus 1.86%.
697-703 Fifth Avenue (Fifth Avenue and Times Square JV)
On June 14, 2023, the Fifth Avenue and Times Square JV completed a restructuring of the 697-703 Fifth Avenue $421,000,000 non-recourse mortgage loan, which matured in December 2022. The restructured $355,000,000 loan, which had its principal reduced through an application of property-level reserves and funds from the partners, was split into (i) a $325,000,000 senior note, which bears interest at SOFR plus 2.00%, and (ii) a $30,000,000 junior note, which accrues interest at a fixed rate of 4.00%. The restructured loan matures in March 2028, as fully extended. Any amounts funded for future re-leasing of the property will be senior to the $30,000,000 junior note.
512 West 22nd Street
On June 28, 2023, a joint venture, in which we have a 55% interest, completed a $129,250,000 refinancing of 512 West 22nd Street, a 173,000 square foot Manhattan office building. The interest-only loan bears a rate of SOFR plus 2.00% in year one and SOFR plus 2.35% thereafter. The loan matures in June 2025 with a one-year extension option subject to debt service coverage ratio, loan-to-value and debt yield requirements. The loan replaces the previous $137,124,000 loan that bore interest at LIBOR plus 1.85% and had an initial maturity of June 2023. In addition, the joint venture entered into the interest rate cap arrangement detailed in the table on the following page.
825 Seventh Avenue
On July 24, 2023, a joint venture, in which we have a 50% interest, completed a $54,000,000 refinancing of the office condominium of 825 Seventh Avenue, a 173,000 square foot Manhattan office and retail building. The interest-only loan bears a rate of SOFR plus 2.75%, with a 30 basis point reduction available upon satisfaction of certain leasing conditions, and matures in January 2026. The loan replaces the previous $60,000,000 loan that bore interest at LIBOR plus 2.35% and was scheduled to mature in July 2023.

BUSINESS DEVELOPMENTS
Financing Activity - continued
Interest Rate Swap and Cap Arrangements
We entered into the following interest rate swap and cap arrangements during the nine months ended September 30, 2023. See page 34 for further information on our interest rate swap and cap arrangements:

(Amounts in thousands)	Notional Amount (at share)	All-In Swapped Rate	Expiration Date	Variable Rate Spread
Interest rate swaps:
555 California Street (effective 05/24)	$840,000	6.03%	05/26	S+205
Unsecured term loan(1) (effective 10/23)	150,000	5.12%	07/25	S+129

		Index Strike Rate
Interest rate caps:
1290 Avenue of the Americas (70.0% interest) (effective 11/23)(2)	$665,000	1.00%	11/25	S+162
One Park Avenue (effective 3/24)	525,000	3.89%	03/25	S+122
731 Lexington Avenue office condominium (32.4% interest)	162,000	6.00%	06/24	Prime + 0
640 Fifth Avenue (52.0% interest)	259,925	4.00%	05/24	S+111
512 West 22nd Street (55.0% interest)	71,088	4.50%	06/25	S+200
____________________
(1)In addition to the swap disclosed above, the unsecured term loan, which matures in December 2027, is subject to various interest rate swap arrangements that were entered into in prior periods. The table below summarizes the impact of the swap arrangements on the unsecured term loan.

	Swapped Balance	All-In Swapped Rate	Unswapped Balance (bears interest at S+129)
Through 10/23	$800,000	4.04%	$—
10/23 through 07/25	700,000	4.52%	100,000
07/25 through 10/26	550,000	4.35%	250,000
10/26 through 08/27	50,000	4.03%	750,000
(2)In connection with the arrangement, we made a $63,100 up-front payment, of which $18,930 is attributable to noncontrolling interests.

FINANCIAL HIGHLIGHTS (unaudited)
(Amounts in thousands, except per share amounts)
	For the Three Months Ended			For the Nine Months Ended September 30,
	September 30,		June 30, 2023
	2023	2022		2023	2022
Total revenues	$450,995	$457,431	$472,359	$1,369,277	$1,353,055

Net income attributable to common shareholders	$52,846	$7,769	$46,377	$104,391	$84,665
Per common share:
Basic	$0.28	$0.04	$0.24	$0.55	$0.44
Diluted	$0.28	$0.04	$0.24	$0.54	$0.44

Net income attributable to common shareholders, as adjusted (non-GAAP)	$12,845	$37,429	$27,454	$43,246	$106,652
Per diluted share (non-GAAP)	$0.07	$0.19	$0.14	$0.22	$0.56

FFO attributable to common shareholders plus assumed conversions, as adjusted (non-GAAP)	$127,241	$157,350	$140,737	$384,371	$469,851
Per diluted share (non-GAAP)	$0.66	$0.81	$0.72	$1.98	$2.43

FFO attributable to common shareholders plus assumed conversions (non-GAAP)	$119,487	$152,461	$144,059	$382,658	$462,463
FFO - Operating Partnership ("OP") basis (non-GAAP)	$130,094	$163,769	$155,149	$413,501	$496,777
Per diluted share (non-GAAP)	$0.62	$0.79	$0.74	$1.97	$2.39

Dividends per common share(1)	$—	$0.53	$—	$0.375	$1.59

FFO payout ratio (based on FFO attributable to common shareholders plus assumed conversions, as adjusted)(1)	—%	65.4%	—%	18.9%	65.4%
FAD payout ratio(1)	—%	80.3%	—%	25.2%	79.1%

Weighted average common shares outstanding (REIT basis)	190,364	191,793	191,468	191,228	191,756
Convertible units:
Class A units	14,264	13,617	13,943	14,040	13,515
Convertible securities	2,260	1,790	3,378	2,621	1,407
Share based payment awards	1,521	502	357	771	633
Weighted average common shares outstanding (OP basis)	208,409	207,702	209,146	208,660	207,311
____________________
(1)On April 26, 2023, Vornado announced the postponement of dividends on our common shares until the end of 2023, at which time, upon finalization of our 2023 taxable income, including the impact of asset sales, we will pay the 2023 dividend in either (i) cash, or (ii) a combination of cash and securities, as determined by our Board of Trustees.
Please refer to the Appendix for reconciliations of GAAP to non-GAAP measures.

FFO, AS ADJUSTED BRIDGE - Q3 2023 VS. Q3 2022 (unaudited)
(Amounts in millions, except per share amounts)

	FFO, as Adjusted
	Amount	Per Share
FFO attributable to common shareholders plus assumed conversions, as adjusted (non-GAAP) for the three months September 30, 2022	$157.4	$0.81

(Decrease) increase in FFO, as adjusted due to:
Prior period accrual adjustments recorded in Q3 2022 related to changes in the tax assessed value of THE MART	(11.9)
Increase in interest expense, net of increase in interest income	(7.3)
Stock compensation expense on the June 2023 grant	(6.1)
FFO from sold properties	(4.9)
Other, net	0.1
	(30.1)
Noncontrolling interests' share of above items and impact of assumed conversions of convertible securities	(0.1)
Net decrease	(30.2)	(0.15)

FFO attributable to common shareholders plus assumed conversions, as adjusted (non-GAAP) for the three months ended September 30, 2023	$127.2	$0.66

Please refer to the Appendix for reconciliations of GAAP to non-GAAP measures.

CONSOLIDATED BALANCE SHEETS (unaudited)
(Amounts in thousands)
	As of		Increase (Decrease)
	September 30, 2023	December 31, 2022
ASSETS
Real estate, at cost:
Land	$2,457,589	$2,451,828	$5,761
Buildings and improvements	9,887,787	9,804,204	83,583
Development costs and construction in progress	1,257,886	933,334	324,552
Leasehold improvements and equipment	129,385	125,389	3,996
Total	13,732,647	13,314,755	417,892
Less accumulated depreciation and amortization	(3,698,582)	(3,470,991)	(227,591)
Real estate, net	10,034,065	9,843,764	190,301
Right-of-use assets	679,119	684,380	(5,261)
Cash, cash equivalents, restricted cash and investments in U.S. Treasury bills:
Cash and cash equivalents	1,000,362	889,689	110,673
Restricted cash	262,118	131,468	130,650
Investments in U.S. Treasury bills	—	471,962	(471,962)
Total	1,262,480	1,493,119	(230,639)
Tenant and other receivables	88,438	81,170	7,268
Investments in partially owned entities	2,670,782	2,665,073	5,709
220 CPS condominium units ready for sale	40,198	43,599	(3,401)
Receivable arising from the straight-lining of rents	697,486	694,972	2,514
Deferred leasing costs, net	355,307	373,555	(18,248)
Identified intangible assets, net	130,086	139,638	(9,552)
Other assets	494,582	474,105	20,477
Total assets	$16,452,543	$16,493,375	$(40,832)
LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY
Liabilities:
Mortgages payable, net	$5,714,761	$5,829,018	$(114,257)
Senior unsecured notes, net	1,193,362	1,191,832	1,530
Unsecured term loan, net	794,212	793,193	1,019
Unsecured revolving credit facilities	575,000	575,000	—
Lease liabilities	728,468	735,969	(7,501)
Accounts payable and accrued expenses	452,853	450,881	1,972
Deferred revenue	34,083	39,882	(5,799)
Deferred compensation plan	100,485	96,322	4,163
Other liabilities	316,094	268,166	47,928
Total liabilities	9,909,318	9,980,263	(70,945)
Redeemable noncontrolling interests	474,004	436,732	37,272
Shareholders' equity	5,810,777	5,839,728	(28,951)
Noncontrolling interests in consolidated subsidiaries	258,444	236,652	21,792
Total liabilities, redeemable noncontrolling interests and equity	$16,452,543	$16,493,375	$(40,832)

CONSOLIDATED NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS (unaudited)
(Amounts in thousands)
	For the Three Months Ended
	September 30,			June 30, 2023
	2023	2022	Variance
Property rentals(1)	$341,743	$356,783	$(15,040)	$365,216
Tenant expense reimbursements(1)	53,192	41,821	11,371	47,743
Amortization of acquired below-market leases, net	1,356	1,384	(28)	1,360
Straight-lining of rents	4,076	9,156	(5,080)	4,515
Total rental revenues	400,367	409,144	(8,777)	418,834
Fee and other income:
Building Maintenance Services ("BMS") cleaning fees	35,428	35,062	366	35,146
Management and leasing fees	3,263	2,532	731	3,658
Other income	11,937	10,693	1,244	14,721
Total revenues	450,995	457,431	(6,436)	472,359
Operating expenses	(233,737)	(221,596)	(12,141)	(222,723)
Depreciation and amortization	(110,349)	(134,526)	24,177	(107,162)
General and administrative	(35,838)	(29,174)	(6,664)	(39,410)
(Expense) benefit from deferred compensation plan liability	(1,631)	600	(2,231)	(2,182)
Transaction related costs and other	(813)	(996)	183	(30)
Total expenses	(382,368)	(385,692)	3,324	(371,507)
Income from partially owned entities	18,269	24,341	(6,072)	37,272
Income (loss) from real estate fund investments	1,783	(111)	1,894	(102)
Interest and other investment income, net	12,934	5,228	7,706	13,255
Income (loss) from deferred compensation plan assets	1,631	(600)	2,231	2,182
Interest and debt expense	(88,126)	(76,774)	(11,352)	(87,165)
Net gains on disposition of wholly owned and partially owned assets	56,136	—	56,136	936
Income before income taxes	71,254	23,823	47,431	67,230
Income tax expense	(11,684)	(3,711)	(7,973)	(4,497)
Net income	59,570	20,112	39,458	62,733
Less net loss (income) attributable to noncontrolling interests in:
Consolidated subsidiaries	13,541	3,792	9,749	2,781
Operating Partnership	(4,736)	(606)	(4,130)	(3,608)
Net income attributable to Vornado	68,375	23,298	45,077	61,906
Preferred share dividends	(15,529)	(15,529)	—	(15,529)
Net income attributable to common shareholders	$52,846	$7,769	$45,077	$46,377

Capitalized expenditures:
Development payroll	$3,115	$3,269	$(154)	$2,704
Interest and debt expense	11,205	4,874	6,331	9,949
________________________________
(1)"Property rentals" and "tenant expense reimbursements" represent non-GAAP financial measures which are reconciled above to "rental revenues" the most directly comparable financial measure calculated in accordance with GAAP.

CONSOLIDATED NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS (unaudited)
(Amounts in thousands)
	For the Nine Months Ended September 30,
	2023	2022	Variance
Property rentals(1)	$1,050,111	$1,033,749	$16,362
Tenant expense reimbursements(1)	157,030	128,249	28,781
Amortization of acquired below-market leases, net	4,083	3,788	295
Straight-lining of rents	4,770	45,835	(41,065)
Total rental revenues	1,215,994	1,211,621	4,373
Fee and other income:
BMS cleaning fees	105,902	101,752	4,150
Management and leasing fees	9,970	8,167	1,803
Other income	37,411	31,515	5,896
Total revenues	1,369,277	1,353,055	16,222
Operating expenses	(685,233)	(660,434)	(24,799)
Depreciation and amortization	(324,076)	(370,631)	46,555
General and administrative	(116,843)	(102,292)	(14,551)
(Expense) benefit from deferred compensation plan liability	(7,541)	10,138	(17,679)
Transaction related costs and other	(1,501)	(4,961)	3,460
Total expenses	(1,135,194)	(1,128,180)	(7,014)
Income from partially owned entities	72,207	83,775	(11,568)
Income from real estate fund investments	1,662	5,421	(3,759)
Interest and other investment income, net	35,792	9,282	26,510
Income (loss) from deferred compensation plan assets	7,541	(10,138)	17,679
Interest and debt expense	(261,528)	(191,523)	(70,005)
Net gains on disposition of wholly owned and partially owned assets	64,592	35,384	29,208
Income before income taxes	154,349	157,076	(2,727)
Income tax expense	(20,848)	(14,686)	(6,162)
Net income	133,501	142,390	(8,889)
Less net loss (income) attributable to noncontrolling interests in:
Consolidated subsidiaries	26,250	(4,756)	31,006
Operating Partnership	(8,773)	(6,382)	(2,391)
Net income attributable to Vornado	150,978	131,252	19,726
Preferred share dividends	(46,587)	(46,587)	—
Net income attributable to common shareholders	$104,391	$84,665	$19,726

Capitalized expenditures:
Development payroll	$8,668	$8,378	$290
Interest and debt expense	30,011	12,095	17,916
________________________________
(1)"Property rentals" and "tenant expense reimbursements" represent non-GAAP financial measures which are reconciled above to "rental revenues" the most directly comparable financial measure calculated in accordance with GAAP.

NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS BY SEGMENT (unaudited)
(Amounts in thousands)

	For the Three Months Ended September 30, 2023
	Total	New York	Other
Property rentals(1)	$341,743	$272,978	$68,765
Tenant expense reimbursements(1)	53,192	39,832	13,360
Amortization of acquired below-market leases, net	1,356	1,188	168
Straight-lining of rents	4,076	5,458	(1,382)
Total rental revenues	400,367	319,456	80,911
Fee and other income:
BMS cleaning fees	35,428	37,999	(2,571)
Management and leasing fees	3,263	3,441	(178)
Other income	11,937	3,872	8,065
Total revenues	450,995	364,768	86,227
Operating expenses	(233,737)	(186,147)	(47,590)
Depreciation and amortization	(110,349)	(87,778)	(22,571)
General and administrative	(35,838)	(12,357)	(23,481)
Expense from deferred compensation plan liability	(1,631)	—	(1,631)
Transaction related costs and other	(813)	(625)	(188)
Total expenses	(382,368)	(286,907)	(95,461)
Income from partially owned entities	18,269	16,902	1,367
Income from real estate fund investments	1,783	—	1,783
Interest and other investment income, net	12,934	4,712	8,222
Income from deferred compensation plan assets	1,631	—	1,631
Interest and debt expense	(88,126)	(37,133)	(50,993)
Net gains on disposition of wholly owned and partially owned assets	56,136	—	56,136
Income before income taxes	71,254	62,342	8,912
Income tax expense	(11,684)	(1,626)	(10,058)
Net income (loss)	59,570	60,716	(1,146)
Less net loss attributable to noncontrolling interests in consolidated subsidiaries	13,541	11,388	2,153
Net income attributable to Vornado Realty L.P.	73,111	$72,104	$1,007
Less net income attributable to noncontrolling interests in the Operating Partnership	(4,707)
Preferred unit distributions	(15,558)
Net income attributable to common shareholders	$52,846
For the three months ended September 30, 2022
Net income (loss) attributable to Vornado Realty L.P.	$23,904	$41,926	$(18,022)
Net income attributable to common shareholders	$7,769
________________________________
(1)"Property rentals" and "tenant expense reimbursements" represent non-GAAP financial measures which are reconciled above to "rental revenues" the most directly comparable financial measure calculated in accordance with GAAP.

NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS BY SEGMENT (unaudited)
(Amounts in thousands)

	For the Nine Months Ended September 30, 2023
	Total	New York	Other
Property rentals(1)	$1,050,111	$822,853	$227,258
Tenant expense reimbursements(1)	157,030	122,497	34,533
Amortization of acquired below-market leases, net	4,083	3,577	506
Straight-lining of rents	4,770	6,747	(1,977)
Total rental revenues	1,215,994	955,674	260,320
Fee and other income:
BMS cleaning fees	105,902	113,431	(7,529)
Management and leasing fees	9,970	10,375	(405)
Other income	37,411	11,573	25,838
Total revenues	1,369,277	1,091,053	278,224
Operating expenses	(685,233)	(550,878)	(134,355)
Depreciation and amortization	(324,076)	(256,426)	(67,650)
General and administrative	(116,843)	(36,947)	(79,896)
Expense from deferred compensation plan liability	(7,541)	—	(7,541)
Transaction related costs and other	(1,501)	(636)	(865)
Total expenses	(1,135,194)	(844,887)	(290,307)
Income from partially owned entities	72,207	67,355	4,852
Income from real estate fund investments	1,662	—	1,662
Interest and other investment income, net	35,792	11,708	24,084
Income from deferred compensation plan assets	7,541	—	7,541
Interest and debt expense	(261,528)	(116,684)	(144,844)
Net gains on disposition of wholly owned and partially owned assets	64,592	—	64,592
Income (loss) before income taxes	154,349	208,545	(54,196)
Income tax expense	(20,848)	(3,714)	(17,134)
Net income (loss)	133,501	204,831	(71,330)
Less net loss (income) attributable to noncontrolling interests in consolidated subsidiaries	26,250	26,993	(743)
Net income (loss) attributable to Vornado Realty L.P.	159,751	$231,824	$(72,073)
Less net income attributable to noncontrolling interests in the Operating Partnership	(8,687)
Preferred unit distributions	(46,673)
Net income attributable to common shareholders	$104,391
For the nine months ended September 30, 2022
Net income (loss) attributable to Vornado Realty L.P.	$137,634	$220,195	$(82,561)
Net income attributable to common shareholders	$84,665
________________________________
(1)"Property rentals" and "tenant expense reimbursements" represent non-GAAP financial measures which are reconciled above to "rental revenues" the most directly comparable financial measure calculated in accordance with GAAP.

NET OPERATING INCOME AT SHARE AND NET OPERATING INCOME AT SHARE - CASH BASIS BY SEGMENT (NON-GAAP) (unaudited)
(Amounts in thousands)

	For the Three Months Ended September 30, 2023
	Total	New York	Other
Total revenues	$450,995	$364,768	$86,227
Operating expenses	(233,737)	(186,147)	(47,590)
NOI - consolidated	217,258	178,621	38,637
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(8,363)	(2,197)	(6,166)
Add: Our share of NOI from partially owned entities	72,100	69,210	2,890
NOI at share	280,995	245,634	35,361
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net, and other	(2,980)	(4,790)	1,810
NOI at share - cash basis	$278,015	$240,844	$37,171

	For the Three Months Ended September 30, 2022
	Total	New York	Other
Total revenues	$457,431	$360,033	$97,398
Operating expenses	(221,596)	(182,131)	(39,465)
NOI - consolidated	235,835	177,902	57,933
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(14,766)	(8,691)	(6,075)
Add: Our share of NOI from partially owned entities	76,020	71,943	4,077
NOI at share	297,089	241,154	55,935
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net, and other	(1,419)	(3,462)	2,043
NOI at share - cash basis	$295,670	$237,692	$57,978

	For the Three Months Ended June 30, 2023
	Total	New York	Other
Total revenues	$472,359	$362,471	$109,888
Operating expenses	(222,723)	(176,410)	(46,313)
NOI - consolidated	249,636	186,061	63,575
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(18,742)	(5,204)	(13,538)
Add: Our share of NOI from partially owned entities	70,745	67,509	3,236
NOI at share	301,639	248,366	53,273
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net, and other	(5,570)	(6,797)	1,227
NOI at share - cash basis	$296,069	$241,569	$54,500
________________________________
See Appendix page vii for details of NOI at share components.

NET OPERATING INCOME AT SHARE AND NET OPERATING INCOME AT SHARE - CASH BASIS BY SEGMENT (NON-GAAP) (unaudited)
(Amounts in thousands)

	For the Nine Months Ended September 30, 2023
	Total	New York	Other
Total revenues	$1,369,277	$1,091,053	$278,224
Operating expenses	(685,233)	(550,878)	(134,355)
NOI - consolidated	684,044	540,175	143,869
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(38,869)	(12,224)	(26,645)
Add: Our share of NOI from partially owned entities	210,942	202,043	8,899
NOI at share	856,117	729,994	126,123
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net and other	(3,498)	(6,554)	3,056
NOI at share - cash basis	$852,619	$723,440	$129,179

	For the Nine Months Ended September 30, 2022
	Total	New York	Other
Total revenues	$1,353,055	$1,082,743	$270,312
Operating expenses	(660,434)	(536,238)	(124,196)
NOI - consolidated	692,621	546,505	146,116
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(51,100)	(32,708)	(18,392)
Add: Our share of NOI from partially owned entities	228,772	219,116	9,656
NOI at share	870,293	732,913	137,380
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net and other	(8,824)	(13,626)	4,802
NOI at share - cash basis	$861,469	$719,287	$142,182
________________________________
See Appendix page vii for details of NOI at share components.

NET OPERATING INCOME AT SHARE AND NET OPERATING INCOME AT SHARE - CASH BASIS BY SEGMENT AND SUBSEGMENT (NON-GAAP) (unaudited)
(Amounts in thousands)

	For the Three Months Ended			For the Nine Months Ended September 30,
	September 30,		June 30, 2023
	2023	2022		2023	2022
NOI at share:
New York:
Office(1)	$183,919	$174,790	$186,042	$544,231	$534,641
Retail	46,559	52,127	47,428	141,183	155,670
Residential	5,570	4,598	5,467	16,495	14,622
Alexander’s	9,586	9,639	9,429	28,085	27,980
Total New York	245,634	241,154	248,366	729,994	732,913
Other:
THE MART(2)	15,132	35,769	16,462	47,003	75,630
555 California Street(3)	16,564	16,092	31,347	64,840	49,051
Other investments	3,665	4,074	5,464	14,280	12,699
Total Other	35,361	55,935	53,273	126,123	137,380
NOI at share	$280,995	$297,089	$301,639	$856,117	$870,293

NOI at share - cash basis:
New York:
Office(1)	$179,838	$174,606	$181,253	$543,172	$532,759
Retail	45,451	48,096	44,956	134,441	142,678
Residential	5,271	4,556	5,129	15,451	13,554
Alexander's	10,284	10,434	10,231	30,376	30,296
Total New York	240,844	237,692	241,569	723,440	719,287
Other:
THE MART(2)	15,801	36,772	16,592	47,068	78,749
555 California Street(3)	17,552	16,926	32,284	67,554	50,141
Other investments	3,818	4,280	5,624	14,557	13,292
Total Other	37,171	57,978	54,500	129,179	142,182
NOI at share - cash basis	$278,015	$295,670	$296,069	$852,619	$861,469
________________________________
(1)Includes BMS NOI of $7,752, $7,043, $6,797, $20,838 and $19,293, respectively, for the three months ended September 30, 2023 and 2022 and June 30, 2023 and the nine months ended September 30, 2023 and 2022.
(2)The third quarter of 2022 includes prior period accrual adjustments related to changes in the tax-assessed value of THE MART.
(3)The second quarter of 2023 includes our $14,103 share of the receipt of a tenant settlement, net of legal expenses.

SAME STORE NOI AT SHARE AND SAME STORE NOI AT SHARE - CASH BASIS (NON-GAAP) (unaudited)

	Total	New York	THE MART(1)	555 California Street(2)
Same store NOI at share % (decrease) increase(3):
Three months ended September 30, 2023 compared to September 30, 2022	(3.0)%	4.0%	(54.0)%	2.9%
Nine months ended September 30, 2023 compared to September 30, 2022	1.1%	2.8%	(35.5)%	32.2%
Three months ended September 30, 2023 compared to June 30, 2023	(6.6)%	(1.3)%	(8.5)%	(47.2)%

Same store NOI at share - cash basis % (decrease) increase(3):
Three months ended September 30, 2023 compared to September 30, 2022	(4.7)%	2.1%	(53.7)%	3.7%
Nine months ended September 30, 2023 compared to September 30, 2022	1.1%	3.1%	(38.2)%	34.7%
Three months ended September 30, 2023 compared to June 30, 2023	(7.0)%	(1.8)%	(6.2)%	(45.6)%
________________________________
(1)The third quarter of 2022 includes prior period accrual adjustments related to changes in the tax-assessed value of THE MART.
(2)The second quarter of 2023 includes our $14,103,000 share of the receipt of a tenant settlement, net of legal expenses.
(3)See pages viii through xiii in the Appendix for same store NOI at share and same store NOI at share - cash basis reconciliations.

DEVELOPMENT/REDEVELOPMENT - ACTIVE PROJECTS AND FUTURE OPPORTUNITIES
(Amounts in thousands, except square feet)
		(at Vornado’s share)					Projected Incremental Cash Yield
Active Development Projects: New York segment:	Property Rentable Sq. Ft.	Budget		Cash Amount Expended	Remaining Expenditures	Stabilization Year
PENN District:
PENN 2 - as expanded	1,795,000	$750,000		$582,671	$167,329	2025	9.5%
PENN 1 (including LIRR Concourse Retail)(1)	2,558,000	450,000		415,663	34,337	N/A	13.2%	(1)(2)
Districtwide Improvements	N/A	100,000		45,490	54,510	N/A	N/A
Total PENN District		1,300,000	(3)	1,043,824	256,176		10.1%

Sunset Pier 94 Studios (49.9% interest)	266,000	125,000	(4)	7,994	117,006	2026	10.3%

Total Active Development Projects		$1,425,000		$1,051,818	$373,182

Future Opportunities: New York segment:	Property Zoning Sq. Ft.
PENN District:
Hotel Pennsylvania land(5)	2,052,000
Eighth Avenue and 34th Street land	105,000
Multiple other opportunities - office/residential/retail
Total PENN District	2,157,000
350 Park Avenue assemblage (see page 4 for details)	1,389,000
260 Eleventh Avenue - office(6)	280,000
57th Street land (50% interest)	150,000
Other segment:
527 West Kinzie land, Chicago	330,000
Total Future Opportunities	4,306,000
________________________________
(1)Property is ground leased through 2098, as fully extended. Fair market value resets occur in 2023, 2048 and 2073. The 13.2% projected return is before the ground rent reset in June 2023, which has yet to be determined and may be material.
(2)Projected to be achieved as pre-redevelopment leases roll, which have an approximate average remaining term of 3.5 years.
(3)Excluding debt and equity carry.
(4)Represents our 49.9% share of the $350,000 development budget and excludes the $40,000 value of our contributed leasehold interest. $34,000 will be funded via cash contributions. See page 3 for further details.
(5)Demolition of the existing building was completed in the third quarter of 2023.
(6)The building is subject to a ground lease which expires in 2114.
There can be no assurance that the above projects will be completed, completed on schedule or within budget. In addition, there can be no assurance that the Company will be successful in leasing the properties on the expected schedule or at the assumed rental rates.

LEASING ACTIVITY (unaudited)
(Square feet in thousands)
The leasing activity and related statistics in the table below are based on leases signed during the period and are not intended to coincide with the commencement of rental revenue in accordance with GAAP. Second generation relet space represents square footage that has not been vacant for more than nine months and tenant improvements and leasing commissions are based on our share of square feet leased during the period.

	New York
	Office	Retail	THE MART
Three Months Ended September 30, 2023
Total square feet leased	236	29	68
Our share of square feet leased:	190	21	63
Initial rent(1)	$93.33	$373.28	$54.71
Weighted average lease term (years)	7.9	8.4	5.2
Second generation relet space:
Square feet	176	9	40
GAAP basis:
Straight-line rent(2)	$89.71	$440.92	$53.56
Prior straight-line rent	$89.94	$335.92	$58.83
Percentage (decrease) increase	(0.3)%	31.3%	(9.0)%
Cash basis (non-GAAP):
Initial rent(1)	$94.14	$423.78	$55.79
Prior escalated rent	$96.57	$317.45	$62.28
Percentage (decrease) increase	(2.5)%	33.5%	(10.4)%
Tenant improvements and leasing commissions:
Per square foot	$101.69	$218.55	$54.39
Per square foot per annum	$12.87	$26.02	$10.46
Percentage of initial rent	13.8%	7.0%	19.1%
________________________________
(1)Represents the cash basis weighted average starting rent per square foot, which is generally indicative of market rents. Most leases include free rent and periodic step-ups in rent which are not included in the initial cash basis rent per square foot but are included in the GAAP basis straight-line rent per square foot.
(2)Represents the GAAP basis weighted average rent per square foot that is recognized over the term of the respective leases and includes the effect of free rent and periodic step-ups in rent.

LEASING ACTIVITY (unaudited)
(Square feet in thousands)
The leasing activity and related statistics in the table below are based on leases signed during the period and are not intended to coincide with the commencement of rental revenue in accordance with GAAP. Second generation relet space represents square footage that has not been vacant for more than nine months and tenant improvements and leasing commissions are based on our share of square feet leased during the period.

	New York			555 California Street
	Office	Retail	THE MART
Nine Months Ended September 30, 2023
Total square feet leased	1,292	259	176	10
Our share of square feet leased:	1,186	200	171	7
Initial rent(1)	$97.99	$116.03	$55.87	$134.70
Weighted average lease term (years)	9.5	5.6	5.7	5.9
Second generation relet space:
Square feet	1,027	113	112	4
GAAP basis:
Straight-line rent(2)	$100.55	$107.52	$55.80	$124.51
Prior straight-line rent	$93.75	$91.89	$59.33	$110.40
Percentage increase (decrease)	7.3%	17.0%	(5.9)%	12.8%
Cash basis (non-GAAP):
Initial rent(1)	$100.64	$105.13	$57.84	$120.56
Prior escalated rent	$99.08	$91.07	$64.11	$117.75
Percentage increase (decrease)	1.6%	15.4%	(9.8)%	2.4%
Tenant improvements and leasing commissions:
Per square foot	$53.78	$106.44	$48.40	$135.20
Per square foot per annum	$5.66	$19.01	$8.49	$22.92
Percentage of initial rent	5.8%	16.4%	15.2%	17.0%
________________________________
(1)Represents the cash basis weighted average starting rent per square foot, which is generally indicative of market rents. Most leases include free rent and periodic step-ups in rent which are not included in the initial cash basis rent per square foot but are included in the GAAP basis straight-line rent per square foot.
(2)Represents the GAAP basis weighted average rent per square foot that is recognized over the term of the respective leases and includes the effect of free rent and periodic step-ups in rent.

LEASE EXPIRATIONS (unaudited) NEW YORK SEGMENT

	Period of Lease Expiration	Our Share of Square Feet of Expiring Leases(1)		Annualized Escalated Rents of Expiring Leases		Percentage of Annualized Escalated Rent
				Total	Per Sq. Ft.
Office:	Third Quarter 2023(2)	74,000		$6,947,000	$93.88	0.6%

	Fourth Quarter 2023	528,000		52,640,000	99.70	4.3%

	First Quarter 2024	149,000		15,056,000	101.05	1.2%
	Second Quarter 2024	379,000		35,806,000	94.47	2.9%
	Third Quarter 2024	73,000		5,768,000	79.01	0.5%
	Fourth Quarter 2024	179,000		17,032,000	95.15	1.4%
	Total 2024	780,000		73,662,000	94.44	6.0%
	2025	725,000		60,857,000	83.94	5.0%
	2026	1,227,000		102,387,000	83.44	8.4%
	2027	1,181,000		93,738,000	79.37	7.7%
	2028	1,048,000		82,938,000	79.14	6.8%
	2029	1,210,000		97,763,000	80.80	8.0%
	2030	639,000		54,198,000	84.82	4.5%
	2031	891,000		79,416,000	89.13	6.5%
	2032	958,000		94,278,000	98.41	7.8%
	2033	509,000		43,642,000	85.74	3.7%
	Thereafter	4,702,000	(3)	373,652,000	79.47	30.7%

Retail:	Third Quarter 2023(2)	19,000		$1,460,000	$76.84	0.6%

	Fourth Quarter 2023	3,000		225,000	75.00	0.1%

	First Quarter 2024	100,000		3,230,000	32.30	1.3%
	Second Quarter 2024	82,000		14,743,000	179.79	5.8%
	Third Quarter 2024	1,000		2,952,000	2,952.00	1.2%
	Fourth Quarter 2024	23,000		1,375,000	59.78	0.5%
	Total 2024	206,000		22,300,000	108.25	8.8%
	2025	42,000		13,588,000	323.52	5.4%
	2026	82,000		26,351,000	321.35	10.4%
	2027	37,000		21,459,000	579.97	8.5%
	2028	26,000		13,875,000	533.65	5.5%
	2029	45,000		26,816,000	595.91	10.6%
	2030	156,000		23,918,000	153.32	9.4%
	2031	67,000		28,628,000	427.28	11.3%
	2032	57,000		29,381,000	515.46	11.6%
	2033	20,000		6,530,000	326.50	2.6%
	Thereafter	350,000		38,694,000	110.55	15.2%
________________________________
(1)    Excludes storage, vacancy and other.
(2)    Includes month-to-month leases, holdover tenants, and leases expiring on the last day of the current quarter.
(3)    Assumes U.S. Post Office exercises all lease renewal options through 2038 for 492,000 square feet at 909 Third Avenue given the below-market rent on their options.

LEASE EXPIRATIONS (unaudited) THE MART

	Period of Lease Expiration	Our Share of Square Feet of Expiring Leases(1)	Annualized Escalated Rents of Expiring Leases		Percentage of Annualized Escalated Rent
			Total	Per Sq. Ft.
Office / Showroom / Retail:	Third Quarter 2023(2)	—	$—	$—	0.0%

	Fourth Quarter 2023	47,000	2,742,000	58.34	1.9%

	First Quarter 2024	94,000	5,489,000	58.39	3.9%
	Second Quarter 2024	48,000	2,835,000	59.06	2.0%
	Third Quarter 2024	25,000	1,779,000	71.16	1.3%
	Fourth Quarter 2024	66,000	3,529,000	53.47	2.5%
	Total 2024	233,000	13,632,000	58.51	9.7%
	2025	208,000	11,356,000	56.22	8.0%
	2026	298,000	17,036,000	57.17	12.0%
	2027	189,000	10,166,000	53.79	7.2%
	2028	695,000	34,099,000	49.06	23.8%
	2029	114,000	6,054,000	53.11	4.3%
	2030	47,000	2,961,000	63.00	2.1%
	2031	296,000	14,026,000	47.39	9.9%
	2032	390,000	18,339,000	47.02	12.9%
	2033	54,000	2,627,000	48.65	1.8%
	Thereafter	196,000	9,023,000	46.04	6.4%
________________________________
(1)    Excludes storage, vacancy and other.
(2)    Includes month-to-month leases, holdover tenants, and leases expiring on the last day of the current quarter.

LEASE EXPIRATIONS (unaudited) 555 California Street

	Period of Lease Expiration	Our Share of Square Feet of Expiring Leases(1)	Annualized Escalated Rents of Expiring Leases		Percentage of Annualized Escalated Rent
			Total	Per Sq. Ft.
Office / Retail:	Third Quarter 2023(2)	—	$—	$—	0.0%

	Fourth Quarter 2023	—	—	—	0.0%

	First Quarter 2024	—	—	—	0.0%
	Second Quarter 2024	—	—	—	0.0%
	Third Quarter 2024	—	—	—	0.0%
	Fourth Quarter 2024	65,000	6,835,000	105.15	6.2%
	Total 2024	65,000	6,835,000	105.15	6.2%
	2025	274,000	25,506,000	93.09	23.0%
	2026	238,000	24,372,000	102.40	22.0%
	2027	65,000	6,226,000	95.78	5.6%
	2028	112,000	10,137,000	90.51	9.1%
	2029	120,000	11,930,000	99.42	10.8%
	2030	109,000	9,994,000	91.69	9.0%
	2031	—	—	—	0.0%
	2032	5,000	669,000	133.80	0.6%
	2033	15,000	1,745,000	116.33	1.6%
	Thereafter	173,000	13,411,000	77.52	12.1%
________________________________
(1)    Excludes storage, vacancy and other.
(2)    Includes month-to-month leases, holdover tenants, and leases expiring on the last day of the current quarter.

CAPITAL EXPENDITURES, TENANT IMPROVEMENTS AND LEASING COMMISSIONS (unaudited)
CONSOLIDATED
(Amounts in thousands)
	Nine Months Ended September 30, 2023	Year Ended December 31,
		2022	2021
Amounts paid for capital expenditures:
Expenditures to maintain assets	$75,264	$85,573	$75,133
Tenant improvements	46,354	41,934	68,284
Leasing commissions	12,232	16,005	36,274
Recurring tenant improvements, leasing commissions and other capital expenditures	133,850	143,512	179,691
Non-recurring capital expenditures(1)	33,534	32,583	19,849
Total capital expenditures and leasing commissions	$167,384	$176,095	$199,540

	Nine Months Ended September 30, 2023	Year Ended December 31,
		2022	2021
Amounts paid for development and redevelopment expenditures(2):
PENN 2	$230,160	$266,676	$105,267
PENN 1	65,314	102,445	171,824
Hotel Pennsylvania site	60,558	77,965	54,280
THE MART 2.0	22,962	10,130	729
PENN Districtwide improvements	12,607	11,096	14,116
The Farley Building	10,380	224,382	202,414
PENN 11	4,573	10,430	418
220 CPS	4,155	10,186	19,351
Other	21,730	24,689	17,541
	$432,439	$737,999	$585,940
________________________________
(1)Primarily tenant improvements and leasing commissions on first generation space.
(2)Inclusive of capitalized interest expense, operating expenses and development payroll.

CAPITAL EXPENDITURES, TENANT IMPROVEMENTS AND LEASING COMMISSIONS (unaudited)
NEW YORK SEGMENT
(Amounts in thousands)

	Nine Months Ended September 30, 2023	Year Ended December 31,
		2022	2021
Amounts paid for capital expenditures:
Expenditures to maintain assets	$60,408	$60,588	$61,420
Tenant improvements	31,228	27,862	59,522
Leasing commissions	11,484	10,465	27,284
Recurring tenant improvements, leasing commissions and other capital expenditures	103,120	98,915	148,226
Non-recurring capital expenditures(1)	28,776	28,992	19,694
Total capital expenditures and leasing commissions	$131,896	$127,907	$167,920

	Nine Months Ended September 30, 2023	Year Ended December 31,
		2022	2021
Amounts paid for development and redevelopment expenditures(2):
PENN 2	$230,160	$266,676	$105,267
PENN 1	65,314	102,445	171,824
Hotel Pennsylvania site	60,558	77,965	54,280
PENN Districtwide improvements	12,607	11,096	14,116
The Farley Building	10,380	224,382	202,414
PENN 11	4,573	10,430	418
Other	18,720	20,606	12,220
	$402,312	$713,600	$560,539
________________________________
(1)Primarily tenant improvements and leasing commissions on first generation space.
(2)Inclusive of capitalized interest expense, operating expenses and development payroll.

CAPITAL EXPENDITURES, TENANT IMPROVEMENTS AND LEASING COMMISSIONS (unaudited)
THE MART
(Amounts in thousands)
	Nine Months Ended September 30, 2023	Year Ended December 31,
		2022	2021
Amounts paid for capital expenditures:
Expenditures to maintain assets	$9,622	$18,137	$7,199
Tenant improvements	15,113	11,977	5,683
Leasing commissions	636	2,610	2,047
Recurring tenant improvements, leasing commissions and other capital expenditures	25,371	32,724	14,929
Non-recurring capital expenditures(1)	4,674	676	155
Total capital expenditures and leasing commissions	$30,045	$33,400	$15,084

	Nine Months Ended September 30, 2023	Year Ended December 31,
		2022	2021
Amounts paid for development and redevelopment expenditures(2):
THE MART 2.0	$22,962	$10,130	$729
Other	3,010	4,083	1,068
	$25,972	$14,213	$1,797
________________________________
(1)Primarily tenant improvements and leasing commissions on first generation space.
(2)Inclusive of capitalized interest expense, operating expenses and development payroll.

CAPITAL EXPENDITURES, TENANT IMPROVEMENTS AND LEASING COMMISSIONS (unaudited)
555 CALIFORNIA STREET
(Amounts in thousands)

	Nine Months Ended September 30, 2023	Year Ended December 31,
		2022	2021
Amounts paid for capital expenditures:
Expenditures to maintain assets	$5,234	$6,848	$6,514
Tenant improvements	13	2,095	3,079
Leasing commissions	112	2,930	6,943
Recurring tenant improvements, leasing commissions and other capital expenditures	5,359	11,873	16,536
Non-recurring capital expenditures(1)	84	2,915	—
Total capital expenditures and leasing commissions	$5,443	$14,788	$16,536

	Nine Months Ended September 30, 2023	Year Ended December 31,
		2022	2021
Amounts paid for development and redevelopment expenditures(2):
345 Montgomery Street	$—	$—	$4,253
________________________________
See notes below.

CAPITAL EXPENDITURES (unaudited)
OTHER
(Amounts in thousands)

	Nine Months Ended September 30, 2023	Year Ended December 31,
		2022	2021
Amounts paid for development and redevelopment expenditures(2):
220 CPS	$4,155	$10,186	$19,351
________________________________
(1)Primarily tenant improvements and leasing commissions on first generation space.
(2)Inclusive of capitalized interest expense, operating expenses and development payroll.

UNCONSOLIDATED JOINT VENTURES (unaudited)
(Amounts in thousands)
		As of September 30, 2023
Joint Venture Name	Asset Category	Percentage Ownership	Company's Carrying Amount	Company's Pro rata Share of Debt(1)	100% of Joint Venture Debt(1)	Maturity Date(2)		Spread over LIBOR/SOFR	Interest Rate(3)
Fifth Avenue and Times Square JV	Retail/Office	51.5%	$2,249,148	$419,078	$855,365	Various		Various	Various

Alexander's	Office/Retail	32.4%	91,914	355,280	1,096,544	Various		Various	Various

Partially owned office buildings/land:
512 West 22nd Street	Office/Retail	55.0%	59,768	71,088	129,250	06/25		S+200	6.50%
West 57th Street properties	Office/Retail/Land	50.0%	51,696	—	—	N/A		N/A	—
280 Park Avenue	Office/Retail	50.0%	36,760	600,000	1,200,000	09/24		S+203	7.36%
825 Seventh Avenue	Office	50.0%	16,796	27,000	54,000	01/26		S+275	8.08%
61 Ninth Avenue	Office/Retail	45.1%	1,088	75,543	167,500	01/26		S+146	5.85%
650 Madison Avenue	Office/Retail	20.1%	—	161,024	800,000	12/29		N/A	3.49%

Other investments:
Independence Plaza	Residential/Retail	50.1%	53,525	338,175	675,000	07/25		N/A	4.25%
Sunset Pier 94 Studios(4)	Studio Campus	49.9%	50,090	50	100	09/26		S+475	10.08%
Rosslyn Plaza	Office/Residential	43.7% to 50.4%	34,957	12,603	25,000	04/26	(5)	S+200	7.33%
Other	Various	Various	25,040	124,353	665,971	Various		Various	Various
			$2,670,782	$2,184,194	$5,668,730
Investments in partially owned entities included in other liabilities(6):
7 West 34th Street	Office/Retail	53.0%	$(67,669)	$159,000	$300,000	06/26		N/A	3.65%
85 Tenth Avenue	Office/Retail	49.9%	(10,736)	311,875	625,000	12/26		N/A	4.55%
			$(78,405)	$470,875	$925,000

________________________________
(1)Represents the contractual debt obligations. All amounts are non-recourse to us except the $300,000 mortgage loan on 7 West 34th Street and the $500,000 mortgage loan on 640 Fifth Avenue, included in Fifth Avenue and Times Square JV.
(2)Assumes the exercise of as-of-right extension options.
(3)Represents the interest rate in effect as of period end based on the appropriate reference rate as of the contractual reset date plus contractual spread, adjusted for hedging instruments, as applicable.
(4)On August 28, 2023, we entered into a joint venture to develop a purpose-built studio campus at Pier 94 in Manhattan. Our 49.9% investment is included within our New York segment. See page 3 for details.
(5)On April 6, 2023, we completed a $25,000 refinancing of Rosslyn Plaza. The new loan matures in April 2026 and bears interest at SOFR plus 2.00%.
(6)Our negative basis results from distributions in excess of our investment.

UNCONSOLIDATED JOINT VENTURES (unaudited)
(Amounts in thousands)
	Percentage Ownership at September 30, 2023	Our Share of Net Income (Loss) for the Three Months Ended September 30,		Our Share of NOI (non-GAAP) for the Three Months Ended September 30,
		2023	2022	2023	2022
Joint Venture Name
New York:
Fifth Avenue and Times Square JV:
Equity in net income	51.5%	$10,917	$11,941	$30,147	$33,330
Return on preferred equity, net of our share of the expense		9,430	9,430	—	—
		20,347	21,371	30,147	33,330
280 Park Avenue	50.0%	(5,014)	(2,087)	10,699	9,497
Alexander's	32.4%	3,341	4,740	9,586	9,639
85 Tenth Avenue	49.9%	(2,377)	(2,466)	3,295	2,797
7 West 34th Street	53.0%	1,236	1,186	3,716	3,712
Independence Plaza	50.1%	(708)	(1,609)	4,975	4,161
512 West 22nd Street	55.0%	(599)	54	1,571	1,826
West 57th Street properties	50.0%	(293)	(255)	(51)	116
61 Ninth Avenue	45.1%	(23)	152	1,909	1,613
Other, net	Various	992	95	3,363	5,252
		16,902	21,181	69,210	71,943
Other:
Alexander's corporate fee income	32.4%	1,184	1,170	659	647
Rosslyn Plaza	43.7% to 50.4%	441	348	1,089	1,106
Other, net	Various	(258)	1,642	1,142	2,324
		1,367	3,160	2,890	4,077

Total		$18,269	$24,341	$72,100	$76,020

UNCONSOLIDATED JOINT VENTURES (unaudited)
(Amounts in thousands)
	Percentage Ownership at September 30, 2023	Our Share of Net Income (Loss) for the Nine Months Ended September 30,			Our Share of NOI (non-GAAP) for the Nine Months Ended September 30,
		2023		2022	2023		2022
Joint Venture Name
New York:
Fifth Avenue and Times Square JV:
Equity in net income	51.5%	$27,057	(1)(2)	$41,915	$89,400	(2)	$103,684
Return on preferred equity, net of our share of the expense		27,985		27,985	—		—
		55,042		69,900	89,400		103,684
Alexander's	32.4%	26,626	(3)	14,235	28,085		27,980
280 Park Avenue	50.0%	(14,524)	(4)	249	31,052		29,913
85 Tenth Avenue	49.9%	(8,224)		(7,928)	8,150		7,899
7 West 34th Street	53.0%	3,455		3,340	10,970		10,997
Independence Plaza	50.1%	(1,835)		(3,540)	14,936		13,421
512 West 22nd Street	55.0%	(1,751)		(96)	4,552		4,085
West 57th Street properties	50.0%	(719)		(710)	16		237
61 Ninth Avenue	45.1%	(31)		1,162	5,680		5,041
Other, net	Various	9,316		625	9,202		15,859
		67,355		77,237	202,043		219,116
Other:
Alexander's corporate fee income	32.4%	4,056		3,352	2,338		1,782
Rosslyn Plaza	43.7% to 50.4%	1,220		1,276	3,361		3,391
Other, net	Various	(424)		1,910	3,200		4,483
		4,852		6,538	8,899		9,656

Total		$72,207		$83,775	$210,942		$228,772
________________________________
(1)Includes a $5,120 accrual of default interest which was forgiven by the lender as part of the restructuring of the 697-703 Fifth Avenue loan and will be amortized over the remaining term of the restructured loan, reducing future interest expense.
(2)Includes lower income from lease renewals at 697-703 Fifth Avenue and 666 Fifth Avenue.
(3)On May 19, 2023, Alexander’s completed the sale of the Rego Park III land parcel for $71,060. As a result of the sale, we recognized our $16,396 share of the net gain and received a $711 sales commission from Alexander’s, of which $250 was paid to a third-party broker.
(4)Decrease primarily due to an increase in variable rate interest expense.

CAPITAL STRUCTURE (unaudited)
(Amounts in thousands, except per share and per unit amounts)
			As of September 30, 2023
Debt (contractual balances):
Consolidated debt(1):
Mortgages payable			$5,758,215
Senior unsecured notes			1,200,000
$800 Million unsecured term loan			800,000
$2.5 Billion unsecured revolving credit facilities			575,000
			8,333,215
Pro rata share of debt of non-consolidated entities			2,655,069
Less: Noncontrolling interests' share of consolidated debt (primarily 1290 Avenue of the Americas and 555 California Street)			(682,059)
			10,306,225	(A)

	Shares/Units	Liquidation Preference
Perpetual Preferred:
3.25% preferred units (D-17) (141,400 units @ $25.00 per unit)			3,535
5.40% Series L preferred shares	12,000	$25.00	300,000
5.25% Series M preferred shares	12,780	25.00	319,500
5.25% Series N preferred shares	12,000	25.00	300,000
4.45% Series O preferred shares	12,000	25.00	300,000
			1,223,035	(B)

	Converted Shares	September 30, 2023 Common Share Price
Equity:
Common shares	190,322	$22.68	4,316,503
Class A units	13,657	22.68	309,741
Convertible share equivalents:
Equity awards - unit equivalents	3,270	22.68	74,164
Series D-13 preferred units	2,059	22.68	46,698
Series G-1 through G-4 preferred units	115	22.68	2,608
Series A preferred shares	25	22.68	567
			4,750,281	(C)
Total Market Capitalization (A+B+C)			$16,279,541
________________________________
(1)See reconciliation on page xiv in the Appendix of consolidated debt, net as presented on our consolidated balance sheets to consolidated contractual debt as of September 30, 2023.

COMMON SHARES DATA (NYSE: VNO) (unaudited)

Vornado Realty Trust common shares are traded on the New York Stock Exchange ("NYSE") under the symbol VNO. Below is a summary of performance and dividends for VNO common shares (based on NYSE prices):

	Third Quarter 2023	Second Quarter 2023	First Quarter 2023	Fourth Quarter 2022
High price	$26.21	$18.55	$26.76	$26.28
Low price	$17.28	$12.31	$12.53	$20.03
Closing price - end of quarter	$22.68	$18.14	$15.37	$20.81

Annualized quarterly dividend per share(1)	$—	$—	$1.50	$2.12

Annualized dividend yield - on closing price	—%	—%	9.8%	10.2%

Outstanding shares, Class A units and convertible preferred units as converted (in thousands)	209,448	210,336	209,950	208,678

Closing market value of outstanding shares, Class A units and convertible preferred units as converted	$4.8	Billion	$3.8	Billion	$3.2	Billion	$4.3	Billion
________________________________
(1)On April 26, 2023, Vornado announced the postponement of dividends on our common shares until the end of 2023, at which time, upon finalization of our 2023 taxable income, including the impact of asset sales, we will pay the 2023 dividend in either (i) cash, or (ii) a combination of cash and securities, as determined by our Board of Trustees.

DEBT ANALYSIS (unaudited)
(Amounts in thousands)
	As of September 30, 2023
	Total		Variable		Fixed
(Contractual debt balances)	Amount	Weighted Average Interest Rate	Amount	Weighted Average Interest Rate	Amount	Weighted Average Interest Rate
Consolidated debt(1)	$8,333,215	4.19%	$2,189,565	5.87%	$6,143,650	3.59%
Pro rata share of debt of non-consolidated entities	2,655,069	5.37%	1,454,011	6.61%	1,201,058	3.87%
Total	10,988,284	4.47%	3,643,576	6.16%	7,344,708	3.64%
Less: Noncontrolling interests' share of consolidated debt (primarily 1290 Avenue of the Americas and 555 California Street)	(682,059)		(682,059)		—
Company's pro rata share of total debt	$10,306,225	4.34%	$2,961,517	6.08%	$7,344,708	3.64%
As of September 30, 2023, $1,995,365 of variable rate debt (at share) is subject to interest rate cap arrangements, the $966,152 of variable rate debt not subject to interest rate cap arrangements represents 9% of our total pro rata share of debt. See the following page for details.

	Senior Unsecured Notes due 2025, 2026 and 2031		Unsecured Revolving Credit Facilities and Unsecured Term Loan
Debt Covenant Ratios:(2)
	Required	Actual	Required	Actual
Total outstanding debt/total assets(3)	Less than 65%	50%	Less than 60%	37%
Secured debt/total assets	Less than 50%	33%	Less than 50%	27%
Interest coverage ratio (annualized combined EBITDA to annualized interest expense)	Greater than 1.50	2.17		N/A
Fixed charge coverage		N/A	Greater than 1.40	2.08
Unencumbered assets/unsecured debt	Greater than 150%	319%		N/A
Unsecured debt/cap value of unencumbered assets		N/A	Less than 60%	21%
Unencumbered coverage ratio		N/A	Greater than 1.50	6.80

Consolidated Unencumbered EBITDA (non-GAAP):
Q3 2023 Annualized
New York	$276,968
Other	95,456
Total	$372,424
________________________________
(1)See reconciliation on page xiv in the Appendix of consolidated debt, net as presented on our consolidated balance sheets to consolidated contractual debt as of September 30, 2023.
(2)Our debt covenant ratios and consolidated unencumbered EBITDA are computed in accordance with the terms of our senior unsecured notes, unsecured revolving credit facilities, and unsecured term loan, as applicable. The methodology used for these computations may differ significantly from similarly titled ratios and amounts of other companies. For additional information regarding the methodology used to compute these ratios, please see our filings with the SEC of our revolving credit facilities, senior debt indentures and applicable prospectuses and prospectus supplements.
(3)Total assets include EBITDA capped at 7.0% under the senior unsecured notes due 2025, 2026 and 2031 and 6.0% under the unsecured revolving credit facilities and unsecured term loan.

HEDGING INSTRUMENTS AS OF SEPTEMBER 30, 2023 (unaudited)
(Amounts in thousands)
	Debt Information			Swap / Cap Information
	Balance at Share	Maturity Date(1)	Variable Rate Spread	Notional Amount at Share		Expiration Date	All-In Swapped Rate

Interest Rate Swaps:
Consolidated:
555 California Street mortgage loan
In-place swap	$840,000	05/28	S+205	$840,000		05/24	2.29%
Forward swap (effective 05/24)						05/26	6.03%
770 Broadway mortgage loan	700,000	07/27	S+225	700,000		07/27	4.98%
PENN 11 mortgage loan	500,000	10/25	S+206	500,000		03/24	2.22%
Unsecured revolving credit facility	575,000	12/27	S+114	575,000		08/27	3.87%
Unsecured term loan	800,000	12/27	S+129	800,000	(2)	10/23	4.04%
100 West 33rd Street mortgage loan	480,000	06/27	S+165	480,000		06/27	5.06%
888 Seventh Avenue mortgage loan	263,400	12/25	S+180	200,000		09/27	4.76%
4 Union Square South mortgage loan	120,000	08/25	S+150	98,650		01/25	3.74%
Unconsolidated:
731 Lexington Avenue - retail condominium mortgage loan	97,200	08/25	S+151	97,200		05/25	1.76%
50-70 West 93rd Street mortgage loan	41,667	12/24	S+164	41,168		06/24	3.14%
	$4,417,267			4,332,018
Interest Rate Caps:							Index Strike Rate	Cash Interest Rate(3)	Effective Interest Rate(4)
Consolidated:
1290 Avenue of the Americas mortgage loan
In-place cap	$665,000	11/28	S+162	665,000		11/23	3.89%	5.51%	5.56%
Forward cap (effective 11/23)						11/25	1.00%	2.62%	5.94%
One Park Avenue mortgage loan	525,000	03/26	S+122	525,000		03/25	3.89%	5.11%	6.09%
150 West 34th Street mortgage loan(5)	100,000	05/24	S+186	100,000		05/24	4.10%	5.96%	6.72%
606 Broadway mortgage loan	37,060	09/24	S+191	37,060		09/24	4.00%	5.91%	5.95%
Unconsolidated:
640 Fifth Avenue mortgage loan	259,925	05/24	S+111	259,925		05/24	4.00%	5.11%	6.03%
731 Lexington Avenue - office condominium mortgage loan	162,000	06/24	Prime+0	162,000		06/24	6.00%	6.00%	8.46%
61 Ninth Avenue mortgage loan	75,543	01/26	S+146	75,543		02/24	4.39%	5.85%	6.02%
512 West 22nd Street mortgage loan	71,088	06/25	S+200	71,088		06/25	4.50%	6.50%	7.16%
Rego Park II mortgage loan	65,624	12/25	S+145	65,624		11/24	4.15%	5.60%	6.28%
Fashion Centre Mall/Washington Tower mortgage loan	34,125	05/26	S+305	34,125		05/24	3.89%	6.94%	6.98%
	$1,995,365			1,995,365	(6)

Fixed rate debt per loan agreements				3,012,690
Variable rate debt not subject to interest rate swaps or caps				966,152	(6)
Total debt at share				$10,306,225
________________________________
(1)Assumes the exercise of as-of-right extension options.
(2)The unsecured term loan is subject to various interest rate swap arrangements during the term. See page 6 for details.
(3)Equals the sum of (i) the index rate in effect as of the most recent contractual reset date, adjusted for hedging instruments, and (ii) the contractual spread.
(4)Equals the sum of (i) the cash interest rate and (ii) the effect of amortization of the interest rate cap premium over the term.
(5)On October 4, 2023, we entered into a 5.00% interest rate cap arrangement in connection with the $75,000 refinancing of 150 West 34th Street. See page 5 for details.
(6)Our exposure to SOFR index increases is partially mitigated by an increase in interest income on our cash, cash equivalents and restricted cash.

See page 6 for details of interest rate hedging arrangements entered into during 2023.

CONSOLIDATED DEBT MATURITIES AT 100% (CONTRACTUAL BALANCES) (unaudited)
(Amounts in thousands)
Property	Maturity Date(1)	Spread over SOFR		Interest Rate(2)		2023	2024	2025	2026	2027	Thereafter	Total
Secured Debt:
435 Seventh Avenue	02/24	S+141		6.74%		$—	$95,696	$—	$—	$—	$—	$95,696
150 West 34th Street(3)	05/24	S+186		5.96%		—	100,000	—	—	—	—	100,000
606 Broadway (50.0% interest)	09/24	S+191		5.91%		—	74,119	—	—	—	—	74,119
4 Union Square South	08/25			4.29%		—	—	120,000	—	—	—	120,000
PENN 11	10/25			2.22%		—	—	500,000	—	—	—	500,000
888 Seventh Avenue	12/25			5.33%		7,200	21,600	234,600	—	—	—	263,400
One Park Avenue	03/26	S+122		5.11%		—	—	—	525,000	—	—	525,000
350 Park Avenue	01/27			3.92%		—	—	—	—	400,000	—	400,000
100 West 33rd Street	06/27			5.06%		—	—	—	—	480,000	—	480,000
770 Broadway	07/27			4.98%		—	—	—	—	700,000	—	700,000
555 California Street (70.0% interest)	05/28			3.82%		—	—	—	—	—	1,200,000	1,200,000
1290 Avenue of the Americas (70.0% interest)	11/28	S+162		5.51%		—	—	—	—	—	950,000	950,000
909 Third Avenue	04/31			3.23%		—	—	—	—	—	350,000	350,000
Total Secured Debt						7,200	291,415	854,600	525,000	1,580,000	2,500,000	5,758,215
Unsecured Debt:
Senior unsecured notes due 2025	01/25			3.50%		—	—	450,000	—	—	—	450,000
$1.25 Billion unsecured revolving credit facility	04/26	S+119	(4)	0.00%		—	—	—	—	—	—	—
Senior unsecured notes due 2026	06/26			2.15%		—	—	—	400,000	—	—	400,000
$1.25 Billion unsecured revolving credit facility	12/27			3.87%	(4)	—	—	—	—	575,000	—	575,000
$800 Million unsecured term loan	12/27			4.04%	(4)	—	—	—	—	800,000	—	800,000
Senior unsecured notes due 2031	06/31			3.40%		—	—	—	—	—	350,000	350,000
Total Unsecured Debt						—	—	450,000	400,000	1,375,000	350,000	2,575,000
Total Debt						$7,200	$291,415	$1,304,600	$925,000	$2,955,000	$2,850,000	$8,333,215
Weighted average rate						7.13%	6.29%	3.37%	3.83%	4.38%	4.26%	4.19%

Fixed rate debt(5)						$—	$—	$1,248,650	$400,000	$2,955,000	$1,540,000	$6,143,650
Fixed weighted average rate expiring						0.00%	0.00%	3.21%	2.15%	4.38%	2.76%	3.59%
Floating rate debt						$7,200	$291,415	$55,950	$525,000	$—	$1,310,000	$2,189,565
Floating weighted average rate expiring						7.13%	6.29%	7.02%	5.11%	0.00%	6.02%	5.87%
________________________________
(1)Assumes the exercise of as-of-right extension options.
(2)Represents the interest rate in effect as of period end based on the appropriate reference rate as of the contractual reset date plus contractual spread, adjusted for hedging instruments, as applicable. See the previous page for information on interest rate swap and interest rate cap arrangements.
(3)On October 4, 2023, we completed a $75,000 refinancing of 150 West 34th Street. See page 5 for details.
(4)Reflects a 0.01% interest rate reduction that we qualified for by achieving certain sustainability key performance indicator (KPI) metrics. We must achieve the KPI metrics annually in order to receive the interest rate reduction.
(5)Debt classified as fixed rate includes the effect of interest rate swap arrangements which may expire prior to debt maturity. See the previous page for information on interest rate swap arrangements.

TOP 30 TENANTS (unaudited)
(Amounts in thousands, except square feet)

Tenants	Square Footage At Share	Annualized Escalated Rents At Share(1)	% of Total Annualized Escalated Rents At Share
Meta Platforms, Inc.	1,451,153	$168,694	9.3%
IPG and affiliates	967,552	64,495	3.6%
Citadel	585,460	62,498	3.5%
New York University	685,290	48,890	2.7%
Google/Motorola Mobility (guaranteed by Google)	759,446	41,129	2.2%
Bloomberg L.P.	306,768	40,685	2.2%
Equitable Financial Life Insurance Company	335,356	36,383	2.0%
Amazon (including its Whole Foods subsidiary)	312,694	30,516	1.7%
Swatch Group USA	11,957	28,560	1.6%
Neuberger Berman Group LLC	306,612	28,220	1.5%
Madison Square Garden & Affiliates	408,031	27,357	1.5%
AMC Networks, Inc.	326,717	26,261	1.4%
Bank of America	247,459	25,229	1.4%
LVMH Brands	65,060	25,152	1.4%
Apple Inc.	412,434	24,077	1.3%
Victoria's Secret	33,156	20,106	1.1%
PwC	241,196	19,123	1.0%
Macy's	242,837	17,812	1.0%
Yahoo Inc.	161,588	16,961	0.9%
Fast Retailing (Uniqlo)	47,167	13,746	0.8%
Cushman & Wakefield	127,485	13,513	0.7%
The City of New York	232,010	12,126	0.7%
Foot Locker	149,987	11,726	0.6%
WSP USA	172,666	11,181	0.6%
AbbVie Inc.	168,673	11,164	0.6%
Axon Capital	93,127	10,925	0.6%
Burlington Coat Factory	108,844	10,514	0.6%
Alston & Bird LLP	126,872	10,177	0.6%
Aetna Life Insurance Company	64,196	10,149	0.6%
Kirkland & Ellis LLP	106,751	9,569	0.5%
			48.2%
________________________________
(1)Represents monthly contractual base rent before free rent plus tenant reimbursements multiplied by 12. Annualized escalated rents at share include leases signed but not yet commenced in place of current tenants or vacancy in the same space.

SQUARE FOOTAGE (unaudited)
(Square feet in thousands)
		At Vornado's Share
	At 100%		Under Development or Not Available for Lease	In Service
		Total		Office	Retail	Showroom	Other
Segment:
New York:
Office	20,207	17,376	1,303	15,890	—	183	—
Retail	2,394	1,955	277	—	1,678	—	—
Residential - 1,662 units	1,498	764	19	—	—	—	745
Alexander's (32.4% interest), including 312 residential units	2,455	795	—	305	408	—	82
	26,554	20,890	1,599	16,195	2,086	183	827

Other:
THE MART	3,683	3,674	—	2,094	108	1,257	215
555 California Street (70% interest)	1,819	1,274	—	1,240	34	—	—
Other	2,845	1,346	149	212	874	—	111
	8,347	6,294	149	3,546	1,016	1,257	326

Total square feet at September 30, 2023	34,901	27,184	1,748	19,741	3,102	1,440	1,153

Total square feet at June 30, 2023	34,978	27,396	1,797	19,744	3,251	1,430	1,174

	At 100%
Parking Garages (not included above):	Square Feet	Number of Garages	Number of Spaces
New York	1,635	9	4,804
THE MART	558	4	1,643
555 California Street	168	1	453
Rosslyn Plaza	411	4	1,094
Total at September 30, 2023	2,772	18	7,994

OCCUPANCY (unaudited)

	New York	THE MART	555 California Street
Occupancy rate at:
September 30, 2023	89.9%	76.8%	94.5%
June 30, 2023	90.1%	80.0%	94.5%
December 31, 2022	90.4%	81.6%	94.7%
September 30, 2022	90.3%	87.3%	94.7%

RESIDENTIAL STATISTICS (unaudited)

		Vornado's Ownership Interest
	Number of Units	Number of Units	Occupancy Rate	Average Monthly Rent Per Unit
New York:
September 30, 2023	1,974	939	96.6%	$4,061
June 30, 2023	1,975	940	96.5%	$4,010
December 31, 2022	1,976	941	96.7%	$3,882
September 30, 2022	1,983	948	96.8%	$3,877

GROUND LEASES (unaudited)
(Amounts in thousands, except square feet)

Property	Current Annual Rent at Share		Next Option Renewal Date	Fully Extended Lease Expiration	Rent Increases and Other Information
Consolidated:
New York:
The Farley Building (95% interest)	$4,750		None	2116	None
PENN 1:
Land	TBD		2073	2098	Rent resets at the beginning of each 25-year renewal term at fair market value (“FMV”). The rent reset for the 25-year period commencing June 2023 has yet to be determined and may be material.
Long Island Railroad Concourse Retail	1,379		2048	2098
Two 25-year renewal options. Base rent increases every 10 years, with the next rent increase in 2028, based on the increase in gross income reduced by the increase in real estate taxes and operating expenses. In addition, percentage rent is payable based on gross annual income above a specified threshold. Base and percentage rent are reduced by a rent credit calculated as a percentage of development costs funded by Vornado.

260 Eleventh Avenue	4,448		None	2114	Rent increases annually by the lesser of CPI or 1.5% compounded. We have a purchase option exercisable at a future date for $110,000 increased annually by the lesser of CPI or 1.5% compounded.
888 Seventh Avenue	3,350		2028	2067	Two 20-year renewal options at FMV.
330 West 34th Street - 65.2% ground leased	10,265	(1)	2051	2149	Two 30-year and one 39-year renewal option at FMV.
909 Third Avenue	1,600		2041	2063	One 22-year renewal option at current annual rent.
962 Third Avenue (the Annex building to 150 East 58th Street) - 50.0% ground leased	666		None	2118	Rent resets every ten years to FMV.
Other:
Wayne Town Center	5,374		2035	2064	Two 10-year renewal options and one 9-year renewal option. Rent increases annually by the greater of CPI or 6%.
Annapolis	650		None	2042	Fixed rent increases to $750 per annum in 2032.
Unconsolidated:
Sunset Pier 94 Studios(2) (49.9% interest)	449		2060	2110	Five 10-year renewal options. Fixed rent increases in 2028 and every five years thereafter. Beginning in September 2028, additional rent is payable in amount equal to 6% of gross revenue less the base rent.
61 Ninth Avenue (45.1% interest)	3,635		None	2115	Rent increases every three years based on CPI, subject to a cap. In 2051, 2071 and 2096, rent resets based on the increase in the property's gross revenue net of real estate taxes, if greater than the CPI reset.
Flushing (Alexander's) (32.4% interest)	259		2027	2037	One 10-year renewal option at 90% of FMV.
________________________________
(1)Represents the arbitration panel’s rent reset determination. We filed a petition in New York Supreme Court to vacate or modify the arbitration determination and our petition was denied. The appellate court affirmed the lower court’s decision. We have filed a motion for leave to appeal with the Court of Appeals.
(2)On August 28, 2023, we amended and restated the Pier 94 lease agreement. See page 3 for details.

NEW YORK SEGMENT
PROPERTY TABLE
(Annualized escalated rent amounts in thousands)	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Annualized Escalated Rent(2)	Square Feet			Encumbrances (non-GAAP) (in thousands)(3)		Major Tenants
Property					Total Property	In Service	Under Development or Not Available for Lease
NEW YORK:
PENN District:
PENN 1
(ground leased through 2098)**										Cisco, Hartford Fire Insurance, Empire Healthchoice Assurance, Inc., United
										Healthcare Services, Inc., Siemens Mobility, WSP USA, Gusto Inc., Samsung*,
-Office	100.0%	81.9%	$79.49		2,254,000	2,254,000	—			Canaccord Genuity LLC*
-Retail	100.0%	100.0%	180.04		304,000	70,000	234,000			Bank of America, Starbucks, Blue Bottle Coffee Inc., Shake Shack*
	100.0%	82.4%	82.81	$176,800	2,558,000	2,324,000	234,000	$—

PENN 2
-Office	100.0%	100.0%	62.26		1,577,000	407,000	1,170,000			Madison Square Garden, EMC
-Retail	100.0%	100.0%	618.21		43,000	4,000	39,000			JPMorgan Chase
	100.0%	100.0%	67.87	31,200	1,620,000	411,000	1,209,000	575,000	(4)

The Farley Building (ground and building leased through 2116)**
-Office	95.0%	100.0%	119.62		730,000	730,000	—			Meta Platforms, Inc.
-Retail	95.0%	24.1%	407.48		116,000	116,000	—			Duane Reade, Magnolia Bakery, Starbucks, Birch Coffee, H&H Bagels
	95.0%	89.8%	130.00	98,600	846,000	846,000	—	—

PENN 11
-Office	100.0%	100.0%	70.57		1,110,000	1,110,000	—			Apple Inc., Madison Square Garden, AMC Networks, Inc., Macy's
-Retail	100.0%	80.1%	150.80		39,000	39,000	—			PNC Bank National Association, Starbucks
	100.0%	99.3%	72.82	77,600	1,149,000	1,149,000	—	500,000

100 West 33rd Street
-Office	100.0%	89.5%	67.91		859,000	859,000	—			IPG and affiliates
-Retail	100.0%	3.6%	36.03		255,000	255,000	—			Aeropostale
	100.0%	70.5%	67.55	52,200	1,114,000	1,114,000	—	480,000

330 West 34th Street
(65.2% ground leased through 2149)**
-Office	100.0%	75.4%	76.86		702,000	702,000	—			Structure Tone, Deutsch, Inc., Web.com, Footlocker, HomeAdvisor, Inc.
-Retail	100.0%	91.1%	128.43		22,000	22,000	—			Starbucks
	100.0%	75.7%	78.27	41,600	724,000	724,000	—	100,000	(5)

435 Seventh Avenue
-Retail	100.0%	100.0%	35.22	1,500	43,000	43,000	—	95,696		Forever 21

7 West 34th Street
-Office	53.0%	100.0%	80.83		458,000	458,000	—			Amazon
-Retail	53.0%	100.0%	360.98		19,000	19,000	—			Amazon, Lindt, Naturalizer (guaranteed by Caleres)
	53.0%	100.0%	92.67	43,300	477,000	477,000	—	300,000

431 Seventh Avenue
-Retail	100.0%	100.0%	249.41	1,100	9,000	9,000	—	—		Essen

138-142 West 32nd Street
-Retail	100.0%	80.3%	121.11	400	8,000	8,000	—	—

150 West 34th Street
-Retail	100.0%	100.0%	112.53	8,800	78,000	78,000	—	100,000	(6)	Old Navy

NEW YORK SEGMENT
PROPERTY TABLE
(Annualized escalated rent amounts in thousands)	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)		Annualized Escalated Rent(2)	Square Feet			Encumbrances (non-GAAP) (in thousands)(3)	Major Tenants
Property						Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
PENN District (Continued):
137 West 33rd Street
-Retail	100.0%	100.0%	$75.54		$200	3,000	3,000	—	$—

131-135 West 33rd Street
-Retail	100.0%	100.0%	60.59		1,400	23,000	23,000	—	—

Other (3 buildings)
-Retail	100.0%	100.0%	191.52		2,600	16,000	16,000	—	—

Total PENN District					537,300	8,668,000	7,225,000	1,443,000	2,150,696

Midtown East:
909 Third Avenue
(ground leased through 2063)**										IPG and affiliates, AbbVie Inc., United States Post Office,
-Office	100.0%	95.0%	65.56	(7)	59,900	1,351,000	1,351,000	—	350,000	Geller & Company, Morrison Cohen LLP, Sard Verbinnen

150 East 58th Street(8)
-Office	100.0%	85.6%	81.79			541,000	541,000	—		Castle Harlan, Tournesol Realty LLC (Peter Marino)
-Retail	100.0%	100.0%	96.27			3,000	3,000	—
	100.0%	85.7%	81.87		37,900	544,000	544,000	—	—

715 Lexington Avenue
-Retail	100.0%	100.0%	198.28		4,300	22,000	22,000	—	—	Orangetheory Fitness, Casper, Santander Bank, Blu Dot

966 Third Avenue
-Retail	100.0%	100.0%	103.17		700	7,000	7,000	—	—	McDonald's

968 Third Avenue
-Retail	50.0%	100.0%	181.97		1,200	7,000	7,000	—	—	Wells Fargo

Total Midtown East					104,000	1,931,000	1,931,000	—	350,000

Midtown West:
888 Seventh Avenue
(ground leased through 2067)**										Axon Capital LP, Lone Star US Acquisitions LLC, Top-New York, Inc.,
-Office	100.0%	88.8%	98.93			872,000	872,000	—		Vornado Executive Headquarters, United Talent Agency
-Retail	100.0%	100.0%	286.58			15,000	15,000	—		Redeye Grill L.P.
	100.0%	88.9%	100.81		78,600	887,000	887,000	—	263,400

57th Street - 2 buildings
-Office	50.0%	85.4%	61.58			81,000	81,000	—
-Retail	50.0%	42.5%	125.61			22,000	22,000	—
	50.0%	78.3%	67.37		5,100	103,000	103,000	—	—

825 Seventh Avenue
-Office	50.0%	79.6%	59.02			169,000	169,000	—		Young Adult Institute Inc., New Alternatives for Children, Inc.
-Retail	100.0%	100.0%	148.89			4,000	4,000	—
		80.1%	61.63		8,400	173,000	173,000	—	54,000

Total Midtown West					92,100	1,163,000	1,163,000	—	317,400

NEW YORK SEGMENT
PROPERTY TABLE
(Annualized escalated rent amounts in thousands)	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Annualized Escalated Rent(2)	Square Feet				Encumbrances (non-GAAP) (in thousands)(3)	Major Tenants
Property					Total Property		In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Park Avenue:
280 Park Avenue										Cohen & Steers Inc., Franklin Templeton Co. LLC,
-Office	50.0%	98.8%	$112.18		1,237,000		1,237,000	—		PJT Partners, Investcorp International Inc., GIC Inc., Wells Fargo
-Retail	50.0%	93.8%	63.40		28,000		28,000	—		Starbucks, Fasano Restaurant
	50.0%	98.7%	111.16	$138,000	1,265,000		1,265,000	—	$1,200,000

350 Park Avenue
-Office	100.0%	100.0%	106.75	62,500	585,000		585,000	—	400,000	Citadel

Total Park Avenue				200,500	1,850,000		1,850,000	—	1,600,000
Grand Central:
90 Park Avenue										Alston & Bird, Capital One, PwC, MassMutual,
-Office	100.0%	96.3%	82.42		938,000		938,000	—		Factset Research Systems Inc., Foley & Lardner
-Retail	100.0%	72.8%	162.94		18,000		18,000	—		Citibank, Starbucks
	100.0%	95.9%	83.54	73,900	956,000		956,000	—	—

Madison/Fifth:
640 Fifth Avenue										Fidelity Investments, Abbott Capital Management,
-Office	52.0%	91.6%	111.14		246,000		246,000	—	500,000	Avolon Aerospace, Houlihan Lokey Advisors Parent, Inc.
-Retail	52.0%	96.2%	1,094.07		69,000		69,000	—	—	Victoria's Secret, Dyson
	52.0%	92.3%	266.70	73,800	315,000		315,000	—	500,000

666 Fifth Avenue
-Retail	52.0%	100.0%	425.82	44,500	114,000	(9)	114,000	—	—	Fast Retailing (Uniqlo), Abercrombie & Fitch, Tissot

595 Madison Avenue										LVMH Moet Hennessy Louis Vuitton Inc.,
-Office	100.0%	87.8%	80.49		300,000		300,000	—		Albea Beauty Solutions, Aerin LLC
-Retail	100.0%	100.0%	737.24		30,000		30,000	—		Fendi, Berluti, Christofle Silver Inc.
	100.0%	88.6%	127.45	38,700	330,000		330,000	—	—

650 Madison Avenue										Sotheby's International Realty, Inc., BC Partners Inc.,
-Office	20.1%	85.8%	116.03		564,000		564,000	—		Polo Ralph Lauren, Willett Advisors LLC (Bloomberg Philanthropies)
-Retail	20.1%	94.3%	1,055.14		37,000		37,000	—		Moncler USA Inc., Tod's, Celine, Balmain
	20.1%	86.1%	157.41	77,800	601,000		601,000	—	800,000

689 Fifth Avenue
-Office	52.0%	100.0%	94.89		81,000		81,000	—		Yamaha Artist Services Inc., Brunello Cucinelli USA Inc.
-Retail	52.0%	100.0%	1,075.72		17,000		17,000	—		MAC Cosmetics, Canada Goose
	52.0%	100.0%	210.73	20,600	98,000		98,000	—	—

655 Fifth Avenue
-Retail	50.0%	100.0%	294.53	17,400	57,000		57,000	—	—	Ferragamo

697-703 Fifth Avenue
-Retail	44.8%	100.0%	2,531.92	41,500	26,000		26,000	—	355,365	Swatch Group USA, Harry Winston

Total Madison/Fifth				314,300	1,541,000		1,541,000	—	1,655,365

NEW YORK SEGMENT
PROPERTY TABLE
(Annualized escalated rent amounts in thousands)	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Annualized Escalated Rent(2)	Square Feet			Encumbrances (non-GAAP) (in thousands)(3)	Major Tenants
Property					Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Midtown South:
770 Broadway
-Office	100.0%	85.7%	$112.49		1,077,000	1,077,000	—		Meta Platforms, Inc., Yahoo Inc.
-Retail	100.0%	92.0%	93.53		106,000	106,000	—		Bank of America N.A., Wegmans Food Markets
	100.0%	86.2%	110.80	$111,200	1,183,000	1,183,000	—	$700,000

One Park Avenue
									New York University, BMG Rights Management LLC,
-Office	100.0%	95.4%	72.35		867,000	867,000	—		Robert A.M. Stern Architect
-Retail	100.0%	90.1%	83.17		78,000	78,000	—		Bank of Baroda, Citibank, Equinox
	100.0%	95.0%	73.19	64,200	945,000	945,000	—	525,000

4 Union Square South
-Retail	100.0%	100.0%	135.64	27,700	204,000	204,000	—	120,000	Burlington, Whole Foods Market, DSW, Sephora

Total Midtown South				203,100	2,332,000	2,332,000	—	1,345,000

Rockefeller Center:
1290 Avenue of the Americas									Equitable Financial Life Insurance Company, Hachette Book Group Inc.,
									Bryan Cave LLP, Neuberger Berman Group LLC, SSB Realty LLC,
									Cushman & Wakefield, Columbia University, Selendy Gay Elsberg PLLC*,
-Office	70.0%	100.0%	95.02		2,043,000	2,043,000	—		Fubotv Inc, LinkLaters
-Retail	70.0%	94.0%	231.75		76,000	76,000	—		Duane Reade, JPMorgan Chase Bank, Starbucks
Total Rockefeller Center	70.0%	99.8%	98.46	202,900	2,119,000	2,119,000	—	950,000

SoHo:
606 Broadway (19 East Houston Street)
-Office	50.0%	100.0%	138.74		30,000	30,000	—
-Retail	50.0%	100.0%	722.86		6,000	6,000	—		HSBC, Harman International
	50.0%	100.0%	215.57	7,500	36,000	36,000	—	74,119

304 - 306 Canal Street
-Retail	100.0%	100.0%	58.96		4,000	4,000	—		Stellar Works
-Residential (4 units)	100.0%	0.0%			9,000	—	9,000
	100.0%			200	13,000	4,000	9,000	—

334 Canal Street
-Retail	100.0%	0.0%	—		4,000	—	4,000
-Residential (4 units)	100.0%	0.0%			10,000	—	10,000
	100.0%			—	14,000	—	14,000	—

Total SoHo				7,700	63,000	40,000	23,000	74,119

NEW YORK SEGMENT
PROPERTY TABLE
(Annualized escalated rent amounts in thousands)	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Annualized Escalated Rent(2)	Square Feet			Encumbrances (non-GAAP) (in thousands)(3)	Major Tenants
Property					Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Times Square:
1540 Broadway									Forever 21, Disney
-Retail	52.0%	78.5%	$138.05	$18,000	161,000	161,000	—	$—	MAC Cosmetics, U.S. Polo

1535 Broadway
-Retail	52.0%	100.0%	1,203.86		45,000	45,000	—		T-Mobile, Invicta, Swatch Group USA, Levi's, Sephora
-Theatre	52.0%	100.0%	16.08		62,000	62,000	—		Nederlander-Marquis Theatre
	52.0%	100.0%	462.32	45,900	107,000	107,000	—	—

Total Times Square				63,900	268,000	268,000	—	—

Upper East Side:
1131 Third Avenue
-Retail	100.0%	100.0%	215.70	4,900	23,000	23,000	—	—	Nike, Crunch LLC, J.Jill

40 East 66th Street
-Residential (3 units)	100.0%	100.0%			10,000	10,000	—	—

Total Upper East Side				4,900	33,000	33,000	—	—

Chelsea/Meatpacking District:
260 Eleventh Avenue
(ground leased through 2114)**
-Office	100.0%	100.0%	49.54	10,400	209,000	209,000	—	—	The City of New York

85 Tenth Avenue									Google, Telehouse International Corp.,
-Office	49.9%	80.4%	92.72		595,000	595,000	—		Clear Secure, Inc.
-Retail	49.9%	55.0%	51.41		43,000	43,000	—
	49.9%	78.8%	90.95	45,300	638,000	638,000	—	625,000

537 West 26th Street
-Retail	100.0%	100.0%	161.89	2,800	17,000	17,000	—	—	The Chelsea Factory Inc.

61 Ninth Avenue (2 buildings)
(ground leased through 2115)**
-Office	45.1%	100.0%	146.70		171,000	171,000	—		Aetna Life Insurance Company, Apple Inc.
-Retail	45.1%	100.0%	396.19		23,000	23,000	—		Starbucks
	45.1%	100.0%	163.10	34,000	194,000	194,000	—	167,500

512 West 22nd Street									Warner Media, Next Jump, Omniva LLC*,
-Office	55.0%	84.5%	122.12		165,000	165,000	—		Capricorn Investment Group
-Retail	55.0%	100.0%	103.93		8,000	8,000	—		Galeria Nara Roesler, Harper's Books
	55.0%	85.2%	121.14	17,800	173,000	173,000	—	129,250

Total Chelsea/Meatpacking District				110,300	1,231,000	1,231,000	—	921,750

NEW YORK SEGMENT
PROPERTY TABLE
(Annualized escalated rent amounts in thousands)	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Annualized Escalated Rent(2)	Square Feet			Encumbrances (non-GAAP) (in thousands)(3)	Major Tenants
Property					Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Upper West Side:
50-70 West 93rd Street
-Residential (324 units)	49.9%	99.0%	$—	$—	283,000	283,000	—	$83,500

Tribeca:
Independence Plaza
-Residential (1,327 units)	50.1%	96.5%			1,186,000	1,186,000	—
-Retail	50.1%	54.5%	82.65		72,000	72,000	—		Duane Reade
	50.1%			4,300	1,258,000	1,258,000	—	675,000

339 Greenwich Street
-Retail	100.0%	100.0%	74.17	300	8,000	8,000	—	—	Sarabeth's

Total Tribeca				4,600	1,266,000	1,266,000	—	675,000
New Jersey:
Paramus
-Office	100.0%	81.2%	25.79	2,600	129,000	129,000	—	—	Vornado's Administrative Headquarters

Property under Development:
Sunset Pier 94 Studios (ground leased through 2110)**
“-Studio	49.9%	—	—	—	266,000	—	266,000	100

Properties to be Developed:
Hotel Pennsylvania site
-Land	100.0%	—	—	—	—	—	—	—

57th Street
-Land	50.0%	—	—	—	—	—	—	—

Eighth Avenue and 34th Street
-Land	100.0%	—	—	—	—	—	—	—

New York Office:

Total		91.8%	$89.06	$1,481,800	20,207,000	18,771,000	1,436,000	$8,619,250

Vornado's Ownership Interest		91.6%	$86.49	$1,224,600	17,376,000	16,073,000	1,303,000	$6,158,730

New York Retail:

Total		76.6%	$273.48	$440,300	2,394,000	2,117,000	277,000	$745,180

Vornado's Ownership Interest		74.3%	$225.76	$288,900	1,955,000	1,678,000	277,000	$511,909

New York Residential:

Total		96.5%			1,498,000	1,479,000	19,000	$758,500

Vornado's Ownership Interest		96.6%			764,000	745,000	19,000	$379,842

NEW YORK SEGMENT
PROPERTY TABLE
(Annualized escalated rent amounts in thousands)	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Annualized Escalated Rent(2)	Square Feet			Encumbrances (non-GAAP) (in thousands)(3)	Major Tenants
Property					Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
ALEXANDER'S, INC.:
New York:
731 Lexington Avenue, Manhattan
-Office	32.4%	100.0%	$133.53		939,000	939,000	—	$500,000	Bloomberg L.P.
-Retail	32.4%	90.3%	252.71		140,000	140,000	—	300,000	The Home Depot, Hutong, Capital One
	32.4%	98.9%	145.92	$153,600	1,079,000	1,079,000	—	800,000

Rego Park I, Queens (4.8 acres)	32.4%	63.3%	52.71	11,300	338,000	338,000	—		Burlington, Marshalls, IKEA

Rego Park II (adjacent to Rego Park I),
Queens (6.6 acres)	32.4%	76.9%	69.24	32,500	616,000	616,000	—	202,544	Costco, Kohl's, TJ Maxx, Best Buy*

Flushing, Queens (1.0 acre ground leased through 2037)**	32.4%	100.0%	32.88	5,500	167,000	167,000	—		New World Mall LLC

The Alexander Apartment Tower,
Rego Park, Queens, NY
-Residential (312 units)	32.4%	93.6%			255,000	255,000	—	94,000

Total Alexander's	32.4%	87.3%	106.54	202,900	2,455,000	2,455,000	—	1,096,544

Total New York		90.1%	$104.28	$2,125,000	26,554,000	24,822,000	1,732,000	$11,219,474

Vornado's Ownership Interest		89.9%	$97.32	$1,621,200	20,890,000	19,291,000	1,599,000	$7,405,761
________________________________
*    Lease not yet commenced.
**    Term assumes all renewal options exercised, if applicable.
(1)Weighted average escalated annual rent per square foot and average occupancy percentage for office properties excludes garages and de minimis amounts of storage space. Weighted average escalated annual rent per square foot for retail excludes non-selling space.
(2)Represents monthly contractual base rent before free rent plus tenant reimbursements multiplied by 12. Annualized escalated rents at share include leases signed but not yet commenced in place of current tenants or vacancy in the same space. Includes rent from storage and other non-selling space and excludes rent from residential units.
(3)Represents contractual debt obligations.
(4)Secured amount outstanding on revolving credit facilities.
(5)Amount represents debt on land which is owned 34.8% by Vornado.
(6)On October 4, 2023, we completed a $75,000 refinancing of 150 West 34th Street. See page 5 for details.
(7)Excludes US Post Office lease for 492,000 square feet.
(8)Includes 962 Third Avenue (the Annex building to 150 East 58th Street) 50.0% ground leased through 2118**.
(9)75,000 square feet is leased from 666 Fifth Avenue Office Condominium.

OTHER SEGMENT
PROPERTY TABLE
(Annualized escalated rent amounts in thousands)	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Annualized Escalated Rent(2)	Square Feet			Encumbrances (non-GAAP) (in thousands)(3)	Major Tenants
Property					Total Property	In Service	Under Development or Not Available for Lease
THE MART:
THE MART, Chicago									Motorola Mobility (guaranteed by Google),
									1871, ANGI Home Services, Inc, Paypal, Inc.,
									Allscripts Healthcare, Kellogg Company,
									Chicago School of Professional Psychology, ConAgra Foods Inc.,
									Innovation Development Institute, Inc., Avant LLC,
									Allstate Insurance Company, Medline Industries, Inc,
-Office	100.0%	80.6%	$48.26	$82,300	2,094,000	2,094,000	—		Steelcase, Baker, Knapp & Tubbs, Holly Hunt Ltd.

-Showroom/Trade show	100.0%	72.1%	56.69	59,400	1,472,000	1,472,000	—
-Retail	100.0%	64.0%	50.15	3,000	98,000	98,000	—
	100.0%	76.8%	51.46	144,700	3,664,000	3,664,000	—	$—

Other (2 properties)	50.0%	93.9%	50.55	900	19,000	19,000	—	27,471
Total THE MART, Chicago				145,600	3,683,000	3,683,000	—	27,471

Property to be Developed:
527 West Kinzie, Chicago	100.0%	—	—	—	—	—	—	—

Total THE MART		76.8%	$51.45	$145,600	3,683,000	3,683,000	—	$27,471

Vornado's Ownership Interest		76.8%	$51.45	$145,200	3,674,000	3,674,000	—	$13,736

555 California Street:
555 California Street	70.0%	98.7%	$94.82	$138,400	1,506,000	1,506,000	—	$1,200,000	Bank of America, N.A., Dodge & Cox, Goldman Sachs & Co.,
									Jones Day, Kirkland & Ellis LLP, Morgan Stanley & Co. Inc.,
									McKinsey & Company Inc., UBS Financial Services,
									KKR Financial, Microsoft Corporation,
									Fenwick & West LLP, Sidley Austin

315 Montgomery Street	70.0%	99.7%	89.53	20,700	235,000	235,000	—	—	Bank of America, N.A., Regus, Ripple Labs Inc., Blue Shield, Lending Home Corporation

345 Montgomery Street	70.0%	0.0%	—	—	78,000	78,000	—	—

Total 555 California Street		94.5%	$94.10	$159,100	1,819,000	1,819,000	—	$1,200,000

Vornado's Ownership Interest		94.5%	$94.10	$111,300	1,274,000	1,274,000	—	$840,000

________________________________
*    Lease not yet commenced.
**    Term assumes all renewal options exercised, if applicable.
(1)Weighted average escalated annual rent per square foot excludes ground rent, storage rent and garages.
(2)Represents monthly contractual base rent before free rent plus tenant reimbursements multiplied by 12. Annualized escalated rents at share include leases signed but not yet commenced in place of current tenants or vacancy in the same space. Includes rent from storage and other non-selling space and excludes rent from residential units.
(3)Represents the contractual debt obligations.

OTHER SEGMENT
PROPERTY TABLE
(Annualized escalated rent amounts in thousands)	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Annualized Escalated Rent(2)	Square Feet				Encumbrances (non-GAAP) (in thousands)(4)	Major Tenants
Property					Total Property	In Service		Under Development or Not Available for Lease
						Owned by Company	Owned by Tenant(3)
OTHER:
Virginia:
Rosslyn Plaza
-Office - 4 buildings	46.2%	58.4%	$54.81		736,000	432,000	—	304,000		Corporate Executive Board, Nathan Associates
-Residential - 2 buildings (197 units)	43.7%	98.0%			253,000	253,000	—	—
	45.6%			$13,490	989,000	685,000	—	304,000	$25,000

Fashion Centre Mall / Washington Tower
-Office	7.5%	75.0%	55.92		170,000	170,000	—	—	42,300	The Rand Corporation
-Retail	7.5%	96.5%	40.61		868,000	868,000	—	—	412,700	Macy's, Nordstrom
	7.5%	93.0%	42.63	51,819	1,038,000	1,038,000	—	—	455,000

New Jersey:
Wayne Town Center, Wayne (ground leased through 2064)**	100.0%	100.0%	31.51	14,893	690,000	238,000	443,000	9,000	—	JCPenney, Costco, Dick's Sporting Goods,
										Nordstrom Rack, UFC FIT

Atlantic City (11.3 acres ground leased through 2070 to VICI Properties for a portion of the Borgata Hotel and Casino complex)	100.0%	100.0%	—	—	—	—	—	—	—	VICI Properties (ground lessee)

Maryland:
Annapolis (ground and building leased through 2042)**	100.0%	100.0%	11.70	1,589	128,000	128,000	—	—	—	The Home Depot

Total Other		88.9%	$40.36	$81,791	2,845,000	2,089,000	443,000	313,000	$480,000

Vornado's Ownership Interest		91.9%	$30.29	$26,601	1,346,000	754,000	443,000	149,000	$46,729
________________________________
**    Term assumes all renewal options exercised, if applicable.

(1)Weighted average escalated annual rent per square foot excludes ground rent, storage rent, garages and residential.
(2)Represents monthly contractual base rent before free rent plus tenant reimbursements multiplied by 12. Annualized escalated rents at share include leases signed but not yet commenced in place of current tenants or vacancy in the same space. Includes rent from storage and other non-selling space and excludes rent from residential units.
(3)Owned by tenant on land leased from the company.
(4)Represents the contractual debt obligations.

INVESTOR INFORMATION

Corporate Officers:
Steven Roth	Chairman of the Board and Chief Executive Officer
Michael J. Franco	President and Chief Financial Officer
Glen J. Weiss	Executive Vice President - Office Leasing - Co-Head of Real Estate
Barry S. Langer	Executive Vice President - Development - Co-Head of Real Estate
Haim Chera	Executive Vice President - Head of Retail
Thomas J. Sanelli	Executive Vice President - Finance and Chief Administrative Officer

RESEARCH COVERAGE

Camille Bonnel	Caitlin Burrows/Julien Blouin	Ronald Kamdem
Bank of America/BofA Securities	Goldman Sachs	Morgan Stanley
416-369-2140	212-902-4736/212-357-7297	212-296-8319

John P. Kim	Dylan Burzinski	Alexander Goldfarb/Connor Mitchell
BMO Capital Markets	Green Street Advisors	Piper Sandler
212-885-4115	949-640-8780	212-466-7937/203-861-7615

Michael Griffin	Anthony Paolone/Ray Zhong	Nicholas Yulico
Citi	JP Morgan	Scotia Capital (USA) Inc
212-816-5871	212-622-6682/212-622-5411	212-225-6904

Derek Johnston	Mark Streeter/Ian Snyder	Michael Lewis
Deutsche Bank	JP Morgan Fixed Income	Truist Securities
212-250-5683	212-834-5086/212-834-3798	212-319-5659

Steve Sakwa	Vikram Malhotra
Evercore ISI	Mizuho Securities (USA) Inc.
212-446-9462	212-282-3827

Research Coverage - is provided as a service to interested parties and not as an endorsement of any report, or representation as to the accuracy of any information contained therein. Opinions, forecasts and other forward-looking statements expressed in analysts' reports are subject to change without notice.

APPENDIX
DEFINITIONS AND NON-GAAP RECONCILIATIONS

FINANCIAL SUPPLEMENT DEFINITIONS
The financial supplement includes various non-GAAP financial measures. Descriptions of these non-GAAP measures are provided below. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are provided on the following pages.
Net Operating Income ("NOI") at Share and NOI at Share - Cash Basis - NOI at share represents total revenues less operating expenses including our share of partially owned entities. NOI at share - cash basis represents NOI at share adjusted to exclude straight-line rental income and expense, amortization of acquired below and above market leases, accruals for ground rent resets yet to be determined, and other non-cash adjustments. We consider NOI at share - cash basis to be the primary non-GAAP financial measure for making decisions and assessing the unlevered performance of our segments as it relates to the total return on assets as opposed to the levered return on equity. As properties are bought and sold based on NOI at share - cash basis, we utilize this measure to make investment decisions as well as to compare the performance of our assets to that of our peers. NOI at share and NOI at share - cash basis should not be considered alternatives to net income or cash flow from operations and may not be comparable to similarly titled measures employed by other companies.
Same Store NOI at Share and Same Store NOI at Share - Cash Basis - Same store NOI at share represents NOI at share from operations which are in service in both the current and prior year reporting periods. Same store NOI at share - cash basis is same store NOI at share adjusted to exclude straight-line rental income and expense, amortization of acquired below and above market leases, accruals for ground rent resets yet to be determined, and other non-cash adjustments. We present these non-GAAP measures to (i) facilitate meaningful comparisons of the operational performance of our properties and segments, (ii) make decisions on whether to buy, sell or refinance properties, and (iii) compare the performance of our properties and segments to those of our peers. Same store NOI at share and same store NOI at share - cash basis should not be considered alternatives to net income or cash flow from operations and may not be comparable to similarly titled measures employed by other companies.
Funds From Operations ("FFO") - FFO is computed in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts ("NAREIT"). NAREIT defines FFO as GAAP net income or loss adjusted to exclude net gains from sales of certain real estate assets, real estate impairment losses, depreciation and amortization expense from real estate assets and other specified items, including the pro rata share of such adjustments of unconsolidated subsidiaries. FFO and FFO per diluted share are non-GAAP financial measures used by management, investors and analysts to facilitate meaningful comparisons of operating performance between periods and among our peers because it excludes the effect of real estate depreciation and amortization and net gains on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions. The Company also uses FFO attributable to common shareholders plus assumed conversions, as adjusted for certain items that impact the comparability of period-to-period FFO, as one of several criteria to determine performance-based compensation for senior management. FFO does not represent cash generated from operating activities and is not necessarily indicative of cash available to fund cash requirements and should not be considered as an alternative to net income as a performance measure or cash flow as a liquidity measure. FFO may not be comparable to similarly titled measures employed by other companies.
Funds Available For Distribution ("FAD") - FAD is defined as FFO less (i) cash basis recurring tenant improvements, leasing commissions and capital expenditures, (ii) straight-line rents and amortization of acquired below-market leases, net, and (iii) other non-cash income, plus (iv) other non-cash charges. FAD is a non-GAAP financial measure that is not intended to represent cash flow and is not indicative of cash flow provided by operating activities as determined in accordance with GAAP. FAD is presented solely as a supplemental disclosure that management believes provides useful information regarding the Company's ability to fund its dividends.
Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate ("EBITDAre") - EBITDAre (i.e., EBITDA for real estate companies) is a non-GAAP financial measure established by NAREIT, which may not be comparable to EBITDA reported by other REITs that do not compute EBITDAre in accordance with the NAREIT definition. NAREIT defines EBITDAre as GAAP net income or loss, plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property including losses and gains on change of control, plus impairment write-downs of depreciated property and of investments in unconsolidated entities caused by a decrease in value of depreciated property in the joint venture, plus adjustments to reflect the entity's share of EBITDA of unconsolidated entities. The Company has included EBITDAre because it is a performance measure used by other REITs and therefore may provide useful information to investors in comparing Vornado's performance to that of other REITs.
- i -

NON-GAAP RECONCILIATIONS RECONCILIATION OF NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS TO NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS, AS ADJUSTED (unaudited)
(Amounts in thousands, except per share amounts)
	For the Three Months Ended			For the Nine Months Ended September 30,
	September 30,		June 30, 2023
	2023	2022		2023	2022
Net income attributable to common shareholders	$52,846	$7,769	$46,377	$104,391	$84,665
Per diluted share	$0.28	$0.04	$0.24	$0.54	$0.44

Certain (income) expense items that impact net income attributable to common shareholders:
Net gain on contribution of Pier 94 leasehold interest to joint venture	(35,968)	—	—	(35,968)	—
After-tax net gain on sale of The Armory Show	(17,076)	—	—	(17,076)	—
Deferred tax liability on our investment in The Farley Building (held through a taxable REIT subsidiary)	3,115	3,776	2,206	8,196	10,183
Our share of Alexander's gain on sale of Rego Park III land parcel	—	—	(16,396)	(16,396)	—
After-tax net gain on sale of 220 CPS condominium units and ancillary amenities	—	—	—	(6,173)	(6,085)
Other	5,954	28,090	(6,194)	48	19,784
	(43,975)	31,866	(20,384)	(67,369)	23,882
Noncontrolling interests' share of above adjustments	3,974	(2,206)	1,461	6,224	(1,895)
Total of certain (income) expense items that impact net income attributable to common shareholders	(40,001)	29,660	(18,923)	(61,145)	21,987

Net income attributable to common shareholders, as adjusted (non-GAAP)	$12,845	$37,429	$27,454	$43,246	$106,652
Per diluted share (non-GAAP)	$0.07	$0.19	$0.14	$0.22	$0.56
- ii -

NON-GAAP RECONCILIATIONS RECONCILIATION OF NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS TO FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS (unaudited)
(Amounts in thousands, except per share amounts)
	For the Three Months Ended			For the Nine Months Ended September 30,
	September 30,		June 30, 2023
	2023	2022		2023	2022
Reconciliation of net income attributable to common shareholders to FFO attributable to common shareholders plus assumed conversions (non-GAAP):
Net income attributable to common shareholders	$52,846	$7,769	$46,377	$104,391	$84,665
Per diluted share	$0.28	$0.04	$0.24	$0.54	$0.44

FFO adjustments:
Depreciation and amortization of real property	$97,809	$122,438	$94,922	$287,523	$335,020
Real estate impairment losses	625	—	—	625	—
Net gain on sale of real estate	(53,045)	—	(260)	(53,305)	(28,354)
Proportionate share of adjustments to equity in net income of partially owned entities to arrive at FFO:
Depreciation and amortization of real property	26,765	32,584	26,666	80,900	98,404
Net loss (gain) on sale of real estate	—	6	(16,545)	(16,545)	(169)
	72,154	155,028	104,783	299,198	404,901
Noncontrolling interests' share of above adjustments	(5,900)	(10,731)	(7,510)	(22,156)	(28,018)
FFO adjustments, net	$66,254	$144,297	$97,273	$277,042	$376,883

FFO attributable to common shareholders (non-GAAP)	$119,100	$152,066	$143,650	$381,433	$461,548
Impact of assumed conversion of dilutive convertible securities	387	395	409	1,225	915
FFO attributable to common shareholders plus assumed conversions (non-GAAP)	119,487	152,461	144,059	382,658	462,463
Add back of FFO allocated to noncontrolling interests of the Operating Partnership	10,607	11,308	11,090	30,843	34,314
FFO attributable to Class A unitholders (non-GAAP)	$130,094	$163,769	$155,149	$413,501	$496,777
FFO per diluted share (non-GAAP)	$0.62	$0.79	$0.74	$1.97	$2.39
- iii -

NON-GAAP RECONCILIATIONS RECONCILIATION OF FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS TO FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS, AS ADJUSTED (unaudited)
(Amounts in thousands, except per share amounts)
	For the Three Months Ended			For the Nine Months Ended September 30,
	September 30,		June 30, 2023
	2023	2022		2023	2022
FFO attributable to common shareholders plus assumed conversions (non-GAAP)	$119,487	$152,461	$144,059	$382,658	$462,463
Per diluted share (non-GAAP)	$0.62	$0.79	$0.74	$1.97	$2.39

Certain expense (income) items that impact FFO attributable to common shareholders plus assumed conversions:
Deferred tax liability on our investment in The Farley Building (held through a taxable REIT subsidiary)	$3,115	$3,776	$2,206	$8,196	$10,183
After-tax net gain on sale of 220 CPS condominium units and ancillary amenities	—	—	—	(6,173)	(6,085)
Other	5,330	1,477	(5,785)	(167)	3,840
	8,445	5,253	(3,579)	1,856	7,938
Noncontrolling interests' share of above adjustments	(691)	(364)	257	(143)	(550)
Total of certain expense (income) items that impact FFO attributable to common shareholders plus assumed conversions, net	$7,754	$4,889	$(3,322)	$1,713	$7,388

FFO attributable to common shareholders plus assumed conversions, as adjusted (non-GAAP)	$127,241	$157,350	$140,737	$384,371	$469,851
Per diluted share (non-GAAP)	$0.66	$0.81	$0.72	$1.98	$2.43

- iv -

NON-GAAP RECONCILIATIONS RECONCILIATION OF FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS TO FAD (unaudited)
(Amounts in thousands)
		For the Three Months Ended			For the Nine Months Ended September 30,
		September 30,		June 30, 2023
		2023	2022		2023	2022
FFO attributable to common shareholders plus assumed conversions (non-GAAP)	(A)	$119,487	$152,461	$144,059	$382,658	$462,463

Adjustments to arrive at FAD (non-GAAP):
Certain items that impact FAD		8,445	5,253	(3,579)	1,856	7,130
Recurring tenant improvements, leasing commissions and other capital expenditures		(56,687)	(42,314)	(46,932)	(164,220)	(121,897)
Stock-based compensation expense		9,665	3,886	11,868	33,247	22,887
Amortization of debt issuance costs		10,012	5,546	9,162	28,014	17,759
Personal property depreciation		1,414	1,963	1,604	4,249	4,374
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net and other		(2,980)	(1,419)	(5,570)	(3,498)	(8,824)
Noncontrolling interests in the Operating Partnership's share of above adjustments		2,465	1,812	2,317	7,323	5,375
FAD adjustments, net	(B)	(27,666)	(25,273)	(31,130)	(93,029)	(73,196)

FAD (non-GAAP)	(A+B)	$91,821	$127,188	$112,929	$289,629	$389,267

FAD payout ratio (1)		0.0%	80.3%	0.0%	25.2%	79.1%
________________________________
(1)FAD payout ratios on a quarterly basis are not necessarily indicative of amounts for the full year due to fluctuation in timing of cash expenditures, the commencement of new leases and the seasonality of our operations.
- v -

NON-GAAP RECONCILIATIONS RECONCILIATION OF NET INCOME TO NET OPERATING INCOME AT SHARE AND NET OPERATING INCOME AT SHARE - CASH BASIS (unaudited)
(Amounts in thousands)

	For the Three Months Ended			For the Nine Months Ended September 30,
	September 30,		June 30, 2023
	2023	2022		2023	2022
Net income	$59,570	$20,112	$62,733	$133,501	$142,390
Depreciation and amortization expense	110,349	134,526	107,162	324,076	370,631
General and administrative expense	35,838	29,174	39,410	116,843	102,292
Transaction related costs and other	813	996	30	1,501	4,961
Income from partially owned entities	(18,269)	(24,341)	(37,272)	(72,207)	(83,775)
(Income) loss from real estate fund investments	(1,783)	111	102	(1,662)	(5,421)
Interest and other investment income, net	(12,934)	(5,228)	(13,255)	(35,792)	(9,282)
Interest and debt expense	88,126	76,774	87,165	261,528	191,523
Net gains on disposition of wholly owned and partially owned assets	(56,136)	—	(936)	(64,592)	(35,384)
Income tax expense	11,684	3,711	4,497	20,848	14,686
NOI from partially owned entities	72,100	76,020	70,745	210,942	228,772
NOI attributable to noncontrolling interests in consolidated subsidiaries	(8,363)	(14,766)	(18,742)	(38,869)	(51,100)
NOI at share	280,995	297,089	301,639	856,117	870,293
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net, and other	(2,980)	(1,419)	(5,570)	(3,498)	(8,824)
NOI at share - cash basis	$278,015	$295,670	$296,069	$852,619	$861,469
- vi -

NON-GAAP RECONCILIATIONS COMPONENTS OF NET OPERATING INCOME AT SHARE AND NET OPERATING INCOME AT SHARE - CASH BASIS (unaudited)
(Amounts in thousands)

	For the Three Months Ended September 30,
	Total Revenues		Operating Expenses		NOI		Non-cash Adjustments(1)		NOI - cash basis
	2023	2022	2023	2022	2023	2022	2023	2022	2023	2022
New York	$364,768	$360,033	$(186,147)	$(182,131)	$178,621	$177,902	$1,165	$(5,001)	$179,786	$172,901
Other	86,227	97,398	(47,590)	(39,465)	38,637	57,933	1,952	2,160	40,589	60,093
Consolidated total	450,995	457,431	(233,737)	(221,596)	217,258	235,835	3,117	(2,841)	220,375	232,994
Noncontrolling interests' share in consolidated subsidiaries	(57,585)	(55,024)	49,222	40,258	(8,363)	(14,766)	(8,218)	2,481	(16,581)	(12,285)
Our share of partially owned entities	119,767	122,357	(47,667)	(46,337)	72,100	76,020	2,121	(1,059)	74,221	74,961
Vornado's share	$513,177	$524,764	$(232,182)	$(227,675)	$280,995	$297,089	$(2,980)	$(1,419)	$278,015	$295,670

	For the Three Months Ended June 30, 2023
	Total Revenues	Operating Expenses	NOI	Non-cash Adjustments(1)	NOI - cash basis
New York	$362,471	$(176,410)	$186,061	$(840)	$185,221
Other	109,888	(46,313)	63,575	1,327	64,902
Consolidated total	472,359	(222,723)	249,636	487	250,123
Noncontrolling interests' share in consolidated subsidiaries	(64,623)	45,881	(18,742)	(6,678)	(25,420)
Our share of partially owned entities	117,817	(47,072)	70,745	621	71,366
Vornado's share	$525,553	$(223,914)	$301,639	$(5,570)	$296,069

	For the Nine Months Ended September 30,
	Total Revenues		Operating Expenses		NOI		Non-cash Adjustments(1)		NOI - cash basis
	2023	2022	2023	2022	2023	2022	2023	2022	2023	2022
New York	$1,091,053	$1,082,743	$(550,878)	$(536,238)	$540,175	$546,505	$10,121	$(33,563)	$550,296	$512,942
Other	278,224	270,312	(134,355)	(124,196)	143,869	146,116	3,371	4,578	147,240	150,694
Consolidated total	1,369,277	1,353,055	(685,233)	(660,434)	684,044	692,621	13,492	(28,985)	697,536	663,636
Noncontrolling interests' share in consolidated subsidiaries	(179,023)	(163,568)	140,154	112,468	(38,869)	(51,100)	(20,510)	24,795	(59,379)	(26,305)
Our share of partially owned entities	353,110	364,795	(142,168)	(136,023)	210,942	228,772	3,520	(4,634)	214,462	224,138
Vornado's share	$1,543,364	$1,554,282	$(687,247)	$(683,989)	$856,117	$870,293	$(3,498)	$(8,824)	$852,619	$861,469
________________________________
(1)Includes adjustments for straight-line rents, amortization of acquired below-market leases, net and other.
- vii -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE TO SAME STORE NOI AT SHARE FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2023 COMPARED TO SEPTEMBER 30, 2022 (unaudited)
(Amounts in thousands)

	Total	New York	THE MART	555 California Street	Other
NOI at share for the three months ended September 30, 2023	$280,995	$245,634	$15,132	$16,564	$3,665
Less NOI at share from:
Dispositions	(164)	(440)	276	—	—
Development properties	(4,724)	(4,724)	—	—	—
Other non-same store income, net	(4,774)	(1,109)	—	—	(3,665)
Same store NOI at share for the three months ended September 30, 2023	$271,333	$239,361	$15,408	$16,564	$—

NOI at share for the three months ended September 30, 2022	$297,089	$241,154	$35,769	$16,092	$4,074
Less NOI at share from:
Dispositions	(5,040)	(2,748)	(2,292)	—	—
Development properties	(4,549)	(4,549)	—	—	—
Other non-same store income, net	(7,679)	(3,605)	—	—	(4,074)
Same store NOI at share for the three months ended September 30, 2022	$279,821	$230,252	$33,477	$16,092	$—

(Decrease) increase in same store NOI at share	$(8,488)	$9,109	$(18,069)	$472	$—

% (decrease) increase in same store NOI at share	(3.0)%	4.0%	(54.0)%	2.9%	0.0%
- viii -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE - CASH BASIS TO SAME STORE NOI AT SHARE - CASH BASIS FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2023 COMPARED TO SEPTEMBER 30, 2022 (unaudited)
(Amounts in thousands)

	Total	New York	THE MART	555 California Street	Other
NOI at share - cash basis for the three months ended September 30, 2023	$278,015	$240,844	$15,801	$17,552	$3,818
Less NOI at share - cash basis from:
Dispositions	(274)	(487)	213	—	—
Development properties	(4,131)	(4,131)	—	—	—
Other non-same store income, net	(8,379)	(4,561)	—	—	(3,818)
Same store NOI at share - cash basis for the three months ended September 30, 2023	$265,231	$231,665	$16,014	$17,552	$—

NOI at share - cash basis for the three months ended September 30, 2022	$295,670	$237,692	$36,772	$16,926	$4,280
Less NOI at share - cash basis from:
Dispositions	(4,857)	(2,655)	(2,202)	—	—
Development properties	(4,943)	(4,943)	—	—	—
Other non-same store income, net	(7,520)	(3,240)	—	—	(4,280)
Same store NOI at share - cash basis for the three months ended September 30, 2022	$278,350	$226,854	$34,570	$16,926	$—

(Decrease) increase in same store NOI at share - cash basis	$(13,119)	$4,811	$(18,556)	$626	$—

% (decrease) increase in same store NOI at share - cash basis	(4.7)%	2.1%	(53.7)%	3.7%	0.0%
- ix -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE TO SAME STORE NOI AT SHARE FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2023 COMPARED TO SEPTEMBER 30, 2022 (unaudited)
(Amounts in thousands)

	Total	New York	THE MART	555 California Street	Other
NOI at share for the nine months ended September 30, 2023	$856,117	$729,994	$47,003	$64,840	$14,280
Less NOI at share from:
Dispositions	(1,301)	(1,577)	276	—	—
Development properties	(19,864)	(19,864)	—	—	—
Other non-same store (income) expense, net	(12,919)	1,361	—	—	(14,280)
Same store NOI at share for the nine months ended September 30, 2023	$822,033	$709,914	$47,279	$64,840	$—

NOI at share for the nine months ended September 30, 2022	$870,293	$732,913	$75,630	$49,051	$12,699
Less NOI at share from:
Dispositions	(12,833)	(10,541)	(2,292)	—	—
Development properties	(20,251)	(20,251)	—	—	—
Other non-same store income, net	(24,402)	(11,703)	—	—	(12,699)
Same store NOI at share for the nine months ended September 30, 2022	$812,807	$690,418	$73,338	$49,051	$—

Increase (decrease) in same store NOI at share	$9,226	$19,496	$(26,059)	$15,789	$—

% increase (decrease) in same store NOI at share	1.1%	2.8%	(35.5)%	32.2%	0.0%
- x -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE - CASH BASIS TO SAME STORE NOI AT SHARE - CASH BASIS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2023 COMPARED TO SEPTEMBER 30, 2022 (unaudited)
(Amounts in thousands)

	Total	New York	THE MART	555 California Street	Other
NOI at share - cash basis for the nine months ended September 30, 2023	$852,619	$723,440	$47,068	$67,554	$14,557
Less NOI at share - cash basis from:
Dispositions	(1,824)	(2,037)	213	—	—
Development properties	(17,588)	(17,588)	—	—	—
Other non-same store income, net	(20,589)	(6,032)	—	—	(14,557)
Same store NOI at share - cash basis for the nine months ended September 30, 2023	$812,618	$697,783	$47,281	$67,554	$—

NOI at share - cash basis for the nine months ended September 30, 2022	$861,469	$719,287	$78,749	$50,141	$13,292
Less NOI at share - cash basis from:
Dispositions	(13,302)	(11,100)	(2,202)	—	—
Development properties	(19,319)	(19,319)	—	—	—
Other non-same store income, net	(25,320)	(12,028)	—	—	(13,292)
Same store NOI at share - cash basis for the nine months ended September 30, 2022	$803,528	$676,840	$76,547	$50,141	$—

Increase (decrease) in same store NOI at share - cash basis	$9,090	$20,943	$(29,266)	$17,413	$—

% increase (decrease) in same store NOI at share - cash basis	1.1%	3.1%	(38.2)%	34.7%	0.0%
- xi -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE TO SAME STORE NOI AT SHARE FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2023 COMPARED TO JUNE 30, 2023 (unaudited)
(Amounts in thousands)

	Total	New York	THE MART	555 California Street	Other
NOI at share for the three months ended September 30, 2023	$280,995	$245,634	$15,132	$16,564	$3,665
Less NOI at share from:
Dispositions	(164)	(440)	276	—	—
Development properties	(4,724)	(4,724)	—	—	—
Other non-same store income, net	(4,414)	(749)	—	—	(3,665)
Same store NOI at share for the three months ended September 30, 2023	$271,693	$239,721	$15,408	$16,564	$—

NOI at share for the three months ended June 30, 2023	$301,639	$248,366	$16,462	$31,347	$5,464
Less NOI at share from:
Dispositions	(181)	(567)	386	—	—
Development properties	(4,206)	(4,206)	—	—	—
Other non-same store income, net	(6,298)	(834)	—	—	(5,464)
Same store NOI at share for the three months ended June 30, 2023	$290,954	$242,759	$16,848	$31,347	$—

Decrease in same store NOI at share	$(19,261)	$(3,038)	$(1,440)	$(14,783)	$—

% decrease in same store NOI at share	(6.6)%	(1.3)%	(8.5)%	(47.2)%	0.0%
- xii -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE - CASH BASIS TO SAME STORE NOI AT SHARE - CASH BASIS FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2023 COMPARED TO JUNE 30, 2023 (unaudited)
(Amounts in thousands)

	Total	New York	THE MART	555 California Street	Other
NOI at share - cash basis for the three months ended September 30, 2023	$278,015	$240,844	$15,801	$17,552	$3,818
Less NOI at share - cash basis from:
Dispositions	(274)	(487)	213	—	—
Development properties	(4,131)	(4,131)	—	—	—
Other non-same store income, net	(8,019)	(4,201)	—	—	(3,818)
Same store NOI at share - cash basis for the three months ended September 30, 2023	$265,591	$232,025	$16,014	$17,552	$—

NOI at share - cash basis for the three months ended June 30, 2023	$296,069	$241,569	$16,592	$32,284	$5,624
Less NOI at share - cash basis from:
Dispositions	(345)	(822)	477	—	—
Development properties	(4,389)	(4,389)	—	—	—
Other non-same store income, net	(5,780)	(156)	—	—	(5,624)
Same store NOI at share - cash basis for the three months ended June 30, 2023	$285,555	$236,202	$17,069	$32,284	$—

Decrease in same store NOI at share - cash basis	$(19,964)	$(4,177)	$(1,055)	$(14,732)	$—

% decrease in same store NOI at share - cash basis	(7.0)%	(1.8)%	(6.2)%	(45.6)%	0.0%
- xiii -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF CONSOLIDATED DEBT, NET TO CONSOLIDATED CONTRACTUAL DEBT (unaudited)
(Amounts in thousands)

	As of September 30, 2023
	Consolidated Debt, Net	Deferred Financing Costs, Net and Other	Consolidated Contractual Debt
Mortgages payable	$5,714,761	$43,454	$5,758,215
Senior unsecured notes	1,193,362	6,638	1,200,000
$800 Million unsecured term loan	794,212	5,788	800,000
$2.5 Billion unsecured revolving credit facilities	575,000	—	575,000
	$8,277,335	$55,880	$8,333,215
- xiv -

NON-GAAP RECONCILIATIONS RECONCILIATION OF NET INCOME TO EBITDAre (unaudited)
(Amounts in thousands)

	For the Three Months Ended			For the Nine Months Ended September 30,
	September 30,		June 30, 2023
	2023	2022		2023	2022
Reconciliation of net income to EBITDAre (non-GAAP):
Net income	$59,570	$20,112	$62,733	$133,501	$142,390
Less net loss (income) attributable to noncontrolling interests in consolidated subsidiaries	13,541	3,792	2,781	26,250	(4,756)
Net income attributable to the Operating Partnership	73,111	23,904	65,514	159,751	137,634
EBITDAre adjustments at share:
Depreciation and amortization expense	125,988	156,985	123,192	372,672	437,798
Interest and debt expense	114,424	98,358	118,132	343,673	250,473
Income tax expense	12,267	4,151	4,655	21,876	15,491
Real estate impairment losses	625	—	—	625	—
Net (gain) loss on sale of real estate	(56,150)	6	(16,805)	(72,955)	(28,523)
EBITDAre at share	270,265	283,404	294,688	825,642	812,873
EBITDAre attributable to noncontrolling interests in consolidated subsidiaries	10,619	14,449	19,757	42,562	53,649
EBITDAre (non-GAAP)	$280,884	$297,853	$314,445	$868,204	$866,522
- xv -

NON-GAAP RECONCILIATIONS RECONCILIATION OF EBITDAre TO EBITDAre, AS ADJUSTED (unaudited)
(Amounts in thousands)
	For the Three Months Ended			For the Nine Months Ended September 30,
	September 30,		June 30, 2023
	2023	2022		2023	2022
EBITDAre (non-GAAP)	$280,884	$297,853	$314,445	$868,204	$866,522

EBITDAre attributable to noncontrolling interests in consolidated subsidiaries	(10,619)	(14,449)	(19,757)	(42,562)	(53,649)

Certain expense (income) items that impact EBITDAre:
Net gains on disposition of wholly owned and partially owned assets	—	—	(902)	(1,018)	—
Gain on sale of 220 CPS condominium units and ancillary amenities	—	—	—	(7,520)	(7,030)
Other	762	1,477	(5,673)	(3,849)	3,450
Total of certain expense (income) items that impact EBITDAre	762	1,477	(6,575)	(12,387)	(3,580)

EBITDAre, as adjusted (non-GAAP)	$271,027	$284,881	$288,113	$813,255	$809,293

- xvi -